UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

ITRON, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 PROXY STATEMENT

Itron

We Create A More Resourceful World

When:
May 8, 2025 at
9:00 a.m., Pacific Time
Where:
Virtual Meeting – see details on the right
Who Can Vote:
Shareholders of
Itron’s common stock
as of the record date,
March 4, 2025
Attending the Meeting:
Shareholders who wish to
attend the meeting virtually
should review the instructions
set forth below under
“Attending the Annual Meeting.”
Important notice regarding the
availability of proxy materials
for the Annual Meeting of Shareholders to be held on
May 8, 2025. Our 2025 proxy
statement is attached and,
along with the Annual Report, is
available for all shareholders at
https://materials.proxyvote.com.
Financial and other information
concerning Itron is contained in our
Annual Report for the 2024 fiscal year.
Your vote is very important.
To ensure representation at the annual meeting, shareholders are urged to vote as promptly as possible. To vote your shares, please refer to the voting instruction form on the website noted above, or review the section titled “Quorum and Voting” in the proxy statement. Any shareholder attending the annual meeting may vote in person (virtually) even if that shareholder has returned a proxy.
ITRON, INC. 2111 N. Molter Road Liberty Lake, Washington 99019

Notice of 2025
ANNUAL MEETING OF SHAREHOLDERS
We are holding our annual meeting via a “virtual” format. Therefore, we cordially invite you to electronically attend the Annual Meeting of Shareholders of Itron, Inc., which will be held on May 8, 2025, at 9:00 a.m., Pacific Time. We are pleased to announce that this year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting: www.virtualshareholdermeeting.com/ITRI2025
You will need to have your 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to join the annual meeting. As always, we encourage you to vote your shares prior to the annual meeting. The annual meeting will be held for the following purposes:
Items of Business:

1.	To elect one director to the Company’s Board of Directors.
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2024.
3.	To approve an amendment to Itron’s Amended and Restated Articles of Incorporation to increase the authorized shares of common stock.
4.	To approve amendments to Itron’s Amended and Restated Articles of Incorporation to make certain technical and administrative changes.
5.	To approve an amendment to Itron’s Amended and Restated Articles of Incorporation to include indemnification provisions.
6.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for the 2025 fiscal year.
7.	To transact any other business that may properly come before the annual meeting.

Members of the Company’s management will not make any formal presentation as part of the annual meeting, but will be available to address questions from shareholders, as appropriate. In addition, we expect the director nominee, together with those directors continuing in office, will attend the annual meeting.
By Order of the Board of Directors,

Christopher E. Ware
Corporate Secretary

Liberty Lake, Washington
March 24, 2025

Change-in-Control Agreements	37
Employment Agreements; Severance Policy	37
Incentive Compensation Recovery (Clawback) Policy	37
Executive Deferred Compensation Plan	38
General Benefits and Perquisites	38
401(k) Plan and Employee Stock Purchase Plan	38
Impact of Tax and Accounting	38
Compensation Committee Report	39
Executive Compensation Tables	40
Summary Compensation Table	40
2024 Grants of Plan-Based Awards Table	41
2024 Outstanding Equity Awards at Fiscal Year-End Table	42
2024 Option Exercises and Stock Vested Table	43
2024 Nonqualified Deferred Compensation Table	44
Potential Payments Upon Termination	44
Potential Payments Upon Change-in-Control	46
Termination Payment Tables for NEOs	48
2024 Compensation Risk Assessment	53
CEO Pay Ratio	53
Pay Versus Performance	54
PROPOSAL 3 – APPROVAL OF AN AMENDMENT OF THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK	57
PROPOSAL 4 – APPROVAL OF AMENDMENTS OF THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO MAKE CERTAIN TECHNICAL AND ADMINISTRATIVE CHANGES	59
PROPOSAL 5 – APPROVAL OF AN AMENDMENT TO THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCLUDE INDEMNIFICATION PROVISIONS	60
PROPOSAL 6 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT	61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S AUDIT FEES AND SERVICES	62
2024 AUDIT/FINANCE COMMITTEE REPORT	63
EQUITY COMPENSATION PLAN INFORMATION	64
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	65
LIST OF SHAREHOLDERS OF RECORD	67
ANNUAL REPORT AND FINANCIAL STATEMENTS	67
SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING	67
OTHER INFORMATION	68
APPENDIX A: PROPOSAL 3 – AMENDMENT TO THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK	A-1
APPENDIX B: PROPOSAL 4 AMENDMENTS TO THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO MAKE CERTAIN TECHNICAL AND ADMINISTRATIVE CHANGES	B-1
APPENDIX C: PROPOSAL 5 – AMENDMENT TO THE ITRON, INC. AMENDED AND RESTATEDARTICLES OF INCORPORATION TO INCLUDE INDEMNIFICATION PROVISIONS	C-1
APPENDIX D: NON-GAAP RECONCILIATION	D-1

This proxy statement includes several website addresses and references to additional materials found on those websites. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the Securities and Exchange Commission (SEC).
This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our goals, commitments, and strategies and our executive compensation program. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties, and other important factors that are discussed in our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent Securities and Exchange Commission filings. We assume no obligation to update any forward-looking statements, which speak only as of the date they are made.

This proxy statement is being furnished to shareholders of Itron, Inc. (the Company or Itron) in connection with the solicitation by our Board of Directors of proxies for use at the 2025 annual meeting of shareholders. The meeting is scheduled to be held on May 8, 2025, at 9:00 a.m., Pacific Time, via live webcast through the link, for the purposes listed in the accompanying Notice of Annual Meeting of Shareholders. You will need the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable). We have made these materials available to you over the Internet or have delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the annual meeting. This solicitation is for proxies for use at the annual meeting or at any reconvened meeting after an adjournment or postponement of the annual meeting. The Company’s principal executive office is at 2111 North Molter Road, Liberty Lake, Washington, 99019.
Attending the Annual Meeting
You are entitled to attend the virtual annual meeting only if you were a shareholder of record as of the Record Date for the annual meeting, or you hold a valid proxy for the annual meeting. You may attend the annual meeting, vote, and submit a question during the annual meeting by visiting www.virtualshareholdermeeting.com/ITRI2025 and using your 16-digit control number to enter the meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual annual meeting.
Internet Availability of Annual Meeting Materials
Our proxy materials will be available for you to access over the Internet. On or about March 28, 2025, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials (Notice) directing shareholders to the website provided on the Notice where they can access our proxy materials and view instructions on how to vote via the Internet or by phone. The Notice will also provide instructions for obtaining paper copies of the proxy materials and a proxy card, if requested by a shareholder.
The following proxy materials will be available for you to review online:
•	The Company’s Notice of Annual Meeting of Shareholders;
•	The Company’s 2025 Proxy Statement;
•	The Company’s Annual Report to Shareholders for the year ended December 31, 2024 (which is not deemed to be part of the official proxy soliciting materials); and
•	Any amendments to the foregoing materials that may be required to be furnished to the shareholders by the Securities and Exchange Commission.
Proposals to Be Voted on at the Annual Meeting
At the annual meeting, we will consider and vote on the following proposals:
(1)	to elect one director to the Itron, Inc. Board of Directors, for a term of three years ending upon our 2028 annual meeting of shareholders;
(2)	to approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2024 (Say-on-Pay vote);
(3)	to approve an amendment to Itron’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock;
(4)	to approve amendments to Itron’s Amended and Restated Articles of Incorporation to make certain technical and administrative changes;
(5)	to approve an amendment to Itron’s Amended and Restated Articles of Incorporation to include indemnification provisions;
(6)	to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for the 2025 fiscal year; and
(7)	to transact any other business that may properly come before the annual meeting.

2025 PROXY STATEMENT	ITRON, INC.	1

Proxy Statement
Record Date and Outstanding Shares
Holders of record of our common stock at the close of business on March 4, 2025, are entitled to notice of, and to vote at, the annual meeting. On the record date, there were 45,570,047 shares of our common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on the one director to be elected and one vote on each other matter to be voted on at the annual meeting. Each of our directors and executive officers intends to vote or direct the vote of all shares of common stock over which he or she has voting control in favor of: (1) the election of the nominee for director; (2) the advisory approval of the compensation we paid our named executive officers in 2024; (3) the approval of an amendment to Itron’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock; (4) the approval of amendments to Itron’s Amended and Restated Articles of Incorporation to make certain technical and administrative changes; (5) the approval of an amendment to Itron’s Amended and Restated Articles of Incorporation to include indemnification provisions; and (6) the ratification of Deloitte & Touche LLP as our independent registered public accountant for the 2025 fiscal year.
Quorum and Voting
Each shareholder is entitled to one vote per share of common stock held on each matter to be voted on. Our annual meeting will be through a virtual-only format solely through means of remote communication, and participation by such means shall constitute presence in person at the meeting. The presence at the annual meeting, in person or by proxy, of holders of a majority of the outstanding shares of common stock on the record date will constitute a quorum. Attendance by abstentions and “broker non-votes” (shares held by a broker or nominee who does not have the authority, express or discretionary, to vote on a particular matter) on any of the proposals to be voted on will be counted only for purposes of determining the presence of a quorum.
The following summarizes the votes required for passage of each proposal:
Proposal One – Election of Director: The nominee for director is elected by the vote of the majority of the votes cast (meaning the number of votes cast “for” the nominee must exceed the number of votes cast “against” the nominee). Holders of common stock are not entitled to cumulative votes in the election of directors. Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares in the election of the director, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on Proposal 1 to the holder of record for your shares, they will not be voted in the election of the director.
Proposal Two – Say-on-Pay Vote (non-binding): The non-binding advisory vote on this proposal will be approved if the majority of votes cast are in favor of the proposal (meaning the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal). Abstentions from voting on this matter will not be counted. Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on Proposal 2 to the holder of record for your shares, they will not be voted on this proposal.
Proposal Three – Approval of An Amendment to Itron’s Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock: The proposal will be approved if a majority of the votes entitled to be cast on this proposal are cast in favor of the proposal. Abstentions from voting on this matter will count as a vote against this proposal. Brokers and other holders of record do have discretionary voting authority to vote your shares for this proposal. Therefore, there will be no broker non-votes on this proposal.
Proposal Four – Approval of Amendments to Itron’s Amended and Restated Articles of Incorporation to Make Certain Technical and Administrative Changes: The proposal will be approved if a majority of the votes entitled to be cast on this proposal are cast in favor of the proposal. Abstentions from voting on this matter will count as a vote against this proposal. Brokers and other holders of record do have discretionary voting authority to vote your shares for this proposal. Therefore, there will be no broker non-votes on this proposal.
Proposal Five – Approval of An Amendment to Itron’s Amended and Restated Articles of Incorporation to Include Indemnification Provisions: The proposal will be approved if a majority of the votes entitled to be cast on this proposal are cast in favor of the proposal. Abstentions from voting on this matter will count as a vote against this proposal. Brokers and other holders of record do not have discretionary voting authority to vote your shares for this proposal, absent voting instructions from you. Therefore, if you are a beneficial shareholder and do not provide voting instructions on Proposal 5 to the holder of record for your shares, they will not be voted on this proposal

2	ITRON, INC.	2025 PROXY STATEMENT

Proxy Statement
Proposal Six – Ratification of Appointment of Independent Auditor: The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountant for 2025 will be ratified if the majority of the votes cast are in favor of the proposal (meaning the number of votes cast “for” the proposal must exceed the number of votes cast “against” the proposal). Abstentions from voting on this matter will not be counted. Brokers and other holders of record do have discretionary authority to vote shares on this matter. Therefore, there will be no broker non-votes on the ratification of the Company’s independent registered public accountant.
Unless contrary instructions are specified, if the proxy is completed and submitted (and not revoked) prior to the annual meeting, the shares represented by the proxy will be voted as follows: (i) FOR the one nominee presented under Proposal One and FOR Proposals Two, Three, Four, Five and Six; and (ii) in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting.
How to Vote Your Shares in Person and Participate at the Annual Meeting
This year’s annual meeting will be held entirely online. Shareholders may participate in the annual meeting by visiting the following website: www.virtualshareholdermeeting.com/ITRI2025. To participate in the meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the shareholder of record may also be voted electronically during the annual meeting. However, even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the annual meeting.
How to Vote Your Shares without Attending the Annual Meeting
To vote your shares without attending the meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the shareholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the shareholder of record. This way your shares will be represented whether or not you are able to attend the meeting.
You may vote your shares in one of several ways, depending on how you own your shares.
Registered Shareholders (Shares held in your name)
Registered shareholders can vote in person, by Internet, by telephone, or by mail, by casting their vote as follows:
(1)
Accessing the Internet website specified in the Notice of Internet Availability and following the instructions provided on the website (or if printed copies of the proxy materials were requested, as specified in the printed proxy card);

(2)
Requesting a printed proxy card and either calling the telephone number specified on the proxy card and following the instructions provided on the phone line, or completing, signing, dating, and promptly mailing the proxy card in the envelope provided; or

(3)	Attending and voting in person at the annual meeting.
Beneficial Shareholders (Shares held in the name of a broker, bank, or other holder of record on your behalf)
If your shares are held in the name of a broker, bank, or other nominee or holder of record, follow the voting instructions on the voting instruction form provided to you by the holder of record to vote your shares. Uninstructed shares will not be counted as votes cast except with respect to the Proposal 6, for which brokers and custodians have discretion to vote.

2025 PROXY STATEMENT	ITRON, INC.	3

Proxy Statement
Revocability of Proxies
Shares represented at the annual meeting by properly signed proxies will be voted at the annual meeting in accordance with the instructions given in the proxy. A shareholder may revoke a proxy at any time before the vote. Mere attendance at the annual meeting will not revoke a proxy. A proxy may be revoked only by:
•	submitting a later-dated proxy by mail, by Internet or by telephone for the same shares at any time before the proxy is voted;
•	delivering written notice of revocation to the Corporate Secretary of the Company at any time before the vote; or
•	attending the annual meeting and voting in person.
If the annual meeting is postponed or adjourned for any reason, at any subsequent reconvening of the annual meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the annual meeting (except for any proxies that have at that time effectively been revoked or withdrawn).
Proxy Solicitation
The Board of Directors is responsible for the solicitation of proxies for the annual meeting. We have retained Broadridge Financial Solutions, Inc. to assist in the distribution of proxy materials and provide voting and tabulation services. We will bear the cost of such solicitation of proxies. We pay for the cost of proxy preparation and solicitation, and we may reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. We may solicit proxies by personal contact, mail, email or telephone. In addition, our directors, officers, and employees may also solicit proxies personally or by telephone, without additional compensation.

4	ITRON, INC.	2025 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTOR
The Board of Directors (Board) is divided into three classes, with each director holding office for a three-year term or until his or her successor has been duly elected and qualified, or until his or her death, resignation, or removal from office. At the annual meeting, shareholders are being asked to elect one Class 3 director for a term of three years, or until her death, resignation, or removal from office or her successor is duly elected and qualified.
Unless authority is withheld, the persons named as proxies will vote for the election of the nominee listed below. If the nominee becomes unavailable to serve, the persons named as proxies will have discretionary authority to vote for a substitute nominee.
Our Board has nominated the following person for election to the Board. The nominee is currently a director and has indicated that she is willing and able to continue to serve as a director.
Class 3 (to serve until the 2028 annual meeting)
Diana D. Tremblay
We have concluded that the nominee up for re-election, as well as the other directors who will continue in office, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board. As described below in their biographies and the section “Director and Director Nominee Qualifications” that follows, the qualifications of our directors and director nominee support our conclusion that each of the individuals should serve as a director in light of our current business operations and structure.

The Board recommends that shareholders vote “FOR” the election of the director nominee.

2025 PROXY STATEMENT	ITRON, INC.	5

MORE INFORMATION ABOUT OUR DIRECTORS

Class 3 Director Nominee – Three Year Term That Will Expire in 2028

AGE | 65 DIRECTOR SINCE | 2015 INDEPENDENT | Yes COMMITTEE Chair of the Board OTHER PREVIOUS PUBLIC DIRECTORSHIPS (within the past 5 years) Lightning eMotors, Inc
Diana D. Tremblay
CEO of Riverhawk Consulting, LLC
Former General Motors Vice President of
Manufacturing and Global Business Services

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: Contributes valuable insights gleaned from her leadership experience as vice president of manufacturing and of global business services

PUBLIC BOARD AND GOVERNANCE EXPERIENCE: Applies extensive board experience in strategy and corporate governance, from board roles and as lead independent director

GLOBAL EXPERIENCE: Brings expertise in managing international business operations, streamlining administrative processes worldwide, and improving global service quality

MANUFACTURING AND SUPPLY CHAIN EXPERTISE: Draws on her rich background in managing global manufacturing and supply chain processes in the automotive industry, including deep experience in a lower margin, long lead time cyclical business

CAREER HIGHLIGHTS
»
More than 40 years of operational experience with General Motors as an engineer, plant manager, head of manufacturing and lead labor relations negotiator
»
Served extensively in leadership positions on boards

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	MERGERS AND ACQUISITIONS	MANUFACTURING IMPROVEMENT AND PROCESSES

6	ITRON, INC.	2025 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS

Current Class 2 Directors – Directors with Terms That Will Expire in 2027

AGE | 58 DIRECTOR SINCE | 2019 INDEPENDENT | No OTHER CURRENT PUBLIC DIRECTORSHIPS Onsemi Corporation
Thomas L. Deitrich
President and CEO of Itron

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: Enriches the board with more than 20 years of executive experience in the global technology industry and informed perspective as CEO of Itron

INDUSTRY EXPERIENCE: As CEO, brings crucial utility insights into Itron’s global operations, finances and product development from a management view

MANUFACTURING AND/OR SUPPLY CHAIN EXPERIENCE: Leverages extensive expertise in manufacturing and supply chain management in technology and machinery industries

PRODUCT TECHNOLOGY: Offers a rich executive background in technology business, with roles in business development and product research, development and manufacturing

CAREER HIGHLIGHTS
»
Technology industry executive with extensive experience in industrial IoT, networking and smart utility management
»
Expertise in product management, research and development, supply chain management and business development in several industries, including industrial equipment, telecommunications and semiconductors

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	INDUSTRY EXPERTISE
GLOBAL EXPERIENCE	MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	PRODUCT TECHNOLOGY	MARKETING/SALES EXPERTISE
GOVERNMENT EXPERTISE	MERGERS AND ACQUISITIONS	CYBERSECURITY

2025 PROXY STATEMENT	ITRON, INC.	7

MORE INFORMATION ABOUT OUR DIRECTORS

AGE | 73 DIRECTOR SINCE | 2015 INDEPENDENT | Yes COMMITTEE Chair of Audit/Finance
Timothy M. Leyden
Retired Western Digital Senior Executive

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: More than 43 years of executive management experience across diverse sectors, including CIO, CFO and COO roles

GLOBAL EXPERIENCE: Enriches the board with international business insights from a career across U.S. and U.K. multinationals and leading teams in Europe, Asia and the Americas

FINANCIAL LITERACY: Leverages executive level finance experience, including as former CFO

MERGERS AND ACQUISITIONS: Leverages his strong background in executing successful mergers, playing a pivotal role in company expansions, integrations and market growth

CAREER HIGHLIGHTS
»
Operational and finance industry executive with extensive experience in hardware, software and consumer goods sectors
»
Diverse background in finance, operations, manufacturing, IT, strategy and a broad range of business functions, including marketing, engineering, sales, purchasing and HR
»
Member of the Chartered Institute of Management Accountants

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	MERGERS AND ACQUISITIONS

8	ITRON, INC.	2025 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS

AGE | 60 DIRECTOR SINCE | 2021 INDEPENDENT | Yes COMMITTEE Nominating & Corporate Governance and Compensation
Santiago Perez
CEO of The Hiller Companies

QUALIFICATIONS AND SKILLS

INDUSTRY EXPERIENCE: Brings 35 years of diverse global management experience in high-tech industries, including energy, HVAC&R, building automation and industrial automation sectors

MANUFACTURING AND SUPPLY CHAIN EXPERTISE: Leads with extensive experience in global supply chain management, product development and engineering

MARKETING/SALES EXPERTISE: Leverages valuable experience in driving sales, distribution, contracting and service operations across global markets, including software-as-a-service recurring revenue

PRODUCT TECHNOLOGY: Offers unique insight from leading innovative global product development and engineering initiatives for major corporations

CAREER HIGHLIGHTS
»
High-tech executive with expertise in sales, product management, service operations and digital transformation in complex business environments
»
Held various leadership roles, including currently as CEO of The Hiller Companies since March 2023, formerly as CEO of Keter Environmental Services, LLC from January 2022 to June 2022, and as a Senior Advisor at Arsenal Capital Partners in 2021. Prior to this, Mr. Perez served as Chief Digital Officer & Senior Vice President U.S. Services & Solutions at Schneider Electric from 2017 to 2020.

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	PRODUCT TECHNOLOGY	MARKETING/SALES EXPERTISE	GOVERNMENT EXPERTISE
MERGERS AND ACQUISITIONS

2025 PROXY STATEMENT	ITRON, INC.	9

MORE INFORMATION ABOUT OUR DIRECTORS

Current Class 1 Directors – Directors with Terms That Will Expire in 2026

AGE | 49 DIRECTOR SINCE | 2015 INDEPENDENT | Yes COMMITTEE Audit/Finance OTHER PREVIOUS PUBLIC DIRECTORSHIPS (within the past 5 years) Indivior PLC
Jerome J. Lande
Deputy CIO and Managing Partner
at Scopia Capital Management LP

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: Experienced investment manager well-suited to advise on strategic business decisions

FINANCIAL LITERACY: 25 years of experience in financial strategy from executive leadership at several asset management and equity investment firms

PUBLIC BOARD AND GOVERNANCE: Previously served on boards in the medical technology, pharmaceuticals, real estate and insurance sectors

MARKETING/SALES EXPERIENCE: Extensive experience in corporate development, applying market dynamics and investment strategies to drive business expansion and value creation

CAREER HIGHLIGHTS
»
Asset management firm executive with a strong background in equity investing and long-term value creation
»
Plays a pivotal role in various executive advisory capacities, guiding firms in financial strategy and market expansion

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	MARKETING/ SALES EXPERTISE
MERGERS AND ACQUISITIONS

10	ITRON, INC.	2025 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS

AGE | 67 DIRECTOR SINCE | 2015 INDEPENDENT | Yes COMMITTEE Chair of Compensation and Member of Nominating & Corporate Governance OTHER CURRENT PUBLIC DIRECTORSHIPS Nordson Corporation
Frank M. Jaehnert
Retired President and CEO of Brady Corporation

QUALIFICATIONS AND SKILLS

EXECUTIVE LEADERSHIP EXPERIENCE: 17 years of executive leadership experience in the manufacturing sector, driving business and profit growth as a former CEO, president and vice president

FINANCIAL LITERACY: Deep financial expertise as an SEC financial expert and former CFO, with broad experience in corporate strategy and audit committee leadership

GLOBAL EXPERIENCE: Extensive international business expertise, having successfully led geographic expansions and operations across multiple continents

MERGERS AND ACQUISITIONS: Able to contribute insights into strategic acquisitions and investments from effectively growing companies’ market presence and profitability

CAREER HIGHLIGHTS
»
Manufacturing and finance industry executive with extensive experience in multinational corporate leadership and operations
»
More than 30 years of expertise in international management, mergers and acquisitions and industrial operations
»
Holds positions on several public company boards, including chair of the audit committee for a large manufacturing company
»
Earned recognition as one of the first professionals to become NACD Directorship Certified

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MERGERS AND ACQUISITIONS

2025 PROXY STATEMENT	ITRON, INC.	11

MORE INFORMATION ABOUT OUR DIRECTORS

AGE | 60 DIRECTOR SINCE | 2023 INDEPENDENT | Yes COMMITTEE Audit/Finance OTHER CURRENT PUBLIC DIRECTORSHIPS Commvault
Sanjay Mirchandani
President and CEO of Commvault

QUALIFICATIONS AND SKILLS

CYBERSECURITY: Expertise in cybersecurity crucial for modern business risk management gained through his executive leadership roles

INFORMATION TECHNOLOGY AND CLOUD COMPUTING: Former CIO of a multinational corporation

PRODUCT TECHNOLOGY: Valuable knowledge of product technology development and management with a focus on security software, IT automation and data solutions

GLOBAL EXPERTISE: Offers an international business perspective on global market dynamics and technological trends with his rich background in multinational companies

CAREER HIGHLIGHTS
»
Technology and software industry executive with deep cybersecurity and IT management experience
»
More than 20 years of expertise in IT leadership, cybersecurity, software development and global business strategy
»
Serves key leadership and advisory roles in technology firms at the critical intersection of IT and security

EXPERTISE
EXECUTIVE LEADERSHIP EXPERIENCE	FINANCIAL LITERACY/CFO	PUBLIC BOARD AND GOVERNANCE EXPERIENCE	GLOBAL EXPERIENCE
MANUFACTURING AND/OR SUPPLY CHAIN EXPERTISE	PRODUCT TECHNOLOGY	MARKETING/SALES EXPERTISE	MERGERS AND ACQUISITIONS
CYBERSECURITY	INFORMATION TECHNOLOGY

12	ITRON, INC.	2025 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS
Snapshot of Directors and Director Nominee

*
The above includes Ms. Hemmingsen, who is not standing for re-election to the Board, and Ms. Ziegler, who will retire from the Board, in each case after the end of their current terms ending at the start of the 2025 annual meeting.

Director and Director Nominee Qualifications
Our Nominating and Corporate Governance Committee assists the Board in reviewing the business and personal background of each of our directors with respect to our business and business goals. Our skill criteria for our Board members includes a person with the following personal criteria: adheres to and demonstrates the highest ethical standards and personal and professional integrity; an effective negotiator, listener, and team player; a visionary with a strategic and global perspective; a successful leader with a proven record of accomplishments; a problem-solver; an effective decision-maker; and a person who will take a strong interest in the Company. In addition, we believe that certain skills and experience should be represented on the Board, as represented below, although not every Board member must possess all such skills and experience to be considered capable of making valuable contributions to the Board.

	Thomas Deitrich	Mary Hemmingsen	Frank Jaehnert	Jerome Lande	Tim Leyden	Sanjay Mirchandani	Santiago Perez	Diana Tremblay	Lynda Ziegler
Executive leadership experience	■	■	■	■	■	■	■	■	■
Financial literacy/CFO	■	■	■	■	■	■	■	■
Public board and governance experience	■	■	■	■	■	■	■	■	■
Industry expertise	■	■							■
Global experience	■	■	■		■	■	■	■
Manufacturing and/or Supply Chain expertise	■	■			■	■	■	■
Product Technology	■					■	■
Marketing/sales expertise	■			■		■	■		■
Government expertise	■	■					■		■
Mergers and Acquisitions	■	■	■	■	■	■	■	■
Cybersecurity	■					■
Information Technology						■			■
Manufacturing improvement and processes								■

*
The table includes Ms. Hemmingsen, who is not standing for re-election to the Board, and Ms. Ziegler, who will retire from the Board, in each case after the end of their current terms ending at the start of the 2025 annual meeting.

2025 PROXY STATEMENT	ITRON, INC.	13

MORE INFORMATION ABOUT OUR DIRECTORS
Our Nominating and Corporate Governance Committee considers diversity as one of several factors relating to overall composition when recommending nominations to our Board. Although we do not have a formal policy governing how diversity is considered, our Governance Principles state that diversity is an aspect that should be considered with respect to director nominations. The Nominating and Corporate Governance Committee examines the entire Board Membership and construes diversity broadly to include diversity of experience, thought, and skills, as well as other traditional diversity concepts. As a result, the Nominating and Corporate Governance Committee strives to ensure when recommending nominations to our Board that our Board is represented by individuals with a variety of different opinions, perspectives, personal, professional, and industry experience and backgrounds, skills, and expertise. In addition, as part of our effort to provide for fresh perspectives and diverse views on our Board, our Governance Principles require that a director will not be nominated for a new term if, upon such nomination, the director would be 75 years of age or older or if the director has served five full terms on the Board, unless the Board determines it to be in the best interests of the Company’s shareholders to renominate the director.
Director Qualifications and Attributes
We have concluded that all of our directors, including the nominee for re-election, have the skills, experience, knowledge, and personal attributes that are necessary to effectively serve on our Board and to contribute to the overall success of our Company. We believe that the diverse background of each of our Board members ensures that we have a Board that has a broad range of industry-related knowledge, experience, and business acumen. See also “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.

14	ITRON, INC.	2025 PROXY STATEMENT

MORE INFORMATION ABOUT OUR DIRECTORS
Compensation of Directors
The Nominating and Corporate Governance Committee annually reviews compensation paid to non-employee directors and makes recommendations for adjustment, as appropriate, to the Board. The Board last adjusted the compensation paid to non-employee directors effective January 1, 2024. Both equity and cash compensation paid to our directors in 2024 was determined using benchmark data from our peer companies provided by the Compensation Committee’s independent compensation consultant, Frederic W. Cook & Co. (F.W. Cook).

Compensation structure for directors(1)	2024
Regular retainer(2)
Total annual base retainer(3)	$275,000
Cash	$75,000
Stock	$200,000
Annual committee chair retainer (cash)(3)
Compensation	$22,500
Nominating & Corporate Governance	$22,500
Audit/Finance	$30,000
Annual committee member retainer (cash)(3)
Compensation	$7,500
Nominating & Corporate Governance	$7,500
Audit/Finance	$10,000
Board Chair retainer
Total annual Board Chair retainer(3)(4)	$375,000
Cash	$130,000
Stock	$245,000
Board Vice Chair retainer
Total annual Board Vice Chair retainer(3)	$315,000
Cash	$115,000
Stock	$200,000

(1)	Director compensation is payable quarterly at the beginning of each quarter.
(2)
Applies to our non-employee directors (other than our Board Chair and Vice Chair). Mr. Deitrich is our CEO. In accordance with our Governance Principles, our employee directors do not receive any compensation for serving on the Board.

(3)
Directors with age 65 or older may elect to receive all of his or her retainer in cash, provided the director continuously meets the stock ownership guidelines described under “Stock Ownership Guidelines.”

(4)	The Board Chair receives no additional retainers for serving on any of our committees.

2025 PROXY STATEMENT	ITRON, INC.	15

MORE INFORMATION ABOUT OUR DIRECTORS
2024 Director Compensation Table (for all non-employee Directors)

	ITRON, INC.
	Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(10)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mary C. Hemmingsen(1)	85,000	199,782	—	—	—	—	284,782
Frank M. Jaehnert(2)(7)	105,000	199,782	—	—	—	—	304,782
Jerome J. Lande(1)(3)(4)	—	199,782	—	—	—	—	199,782
Timothy M. Leyden(5)	205,000	99,557	—	—	—	—	304,557
Sanjay Mirchandani(1)	85,000	199,782	—	—	—	—	284,782
Santiago Perez(6)(7)	90,000	199,782	—	—	—	—	289,782
Diana D. Tremblay(8)	130,000	244,764	—	—	—	—	374,764
Lynda L. Ziegler(6)(9)	305,000		—	—	—	—	305,000

(1)	Member of the Audit/Finance Committee.
(2)	Chair of the Compensation Committee.
(3)	Mr. Lande was initially appointed to the Board pursuant to a cooperation agreement with Coppersmith Capital Management, LLC, Scopia Management, Inc., and Jerome J. Lande.
(4)	Mr. Lande’s cash retainers were paid directly to Scopia Capital Management LP.
(5)	Chair of the Audit/Finance Committee.
(6)	Member of the Compensation Committee.
(7)	Member of the Nominating and Corporate Governance Committee.
(8)	Board Chair.
(9)	Chair of the Nominating and Corporate Governance Committee.
(10)
The amounts in this column reflect the aggregate grant date fair value of the awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Quarterly retainer grants to directors vest immediately.

Stock Ownership Guidelines
Since 2006, we have maintained stock ownership guidelines for our non-employee directors. Under our current guidelines, we expect our directors, including the Chair of the Board, to accumulate shares equal to $375,000 over a period of three years from their initial appointment or election as a director, or to be making progress towards meeting the guidelines. All of our non-employee directors currently comply with these ownership guidelines.
Deferred Compensation Plan
Pursuant to the Company’s Amended and Restated Executive Deferred Compensation Plan dated January 1, 2012, our non-employee directors are eligible to participate in that plan and may defer into a nonqualified account up to 100% of any director fees and 100% of any shares of common stock that he or she anticipates receiving.

16	ITRON, INC.	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Leadership Structure of the Board of Directors
The leadership of our Board is managed by our Board Chair. Our Governance Principles generally require the role of Board Chair to be held by an independent director who meets the independence requirements of the Nasdaq Stock Market. The Board believes having separate roles of Board Chair and CEO allows for a more balanced workload between the Board Chair and the CEO, especially in light of the current duties and responsibilities of the Board Chair, which include the following:
•	Preside over all meetings of the Board (including executive sessions of the Board) and meetings of the shareholders;
•	Review the agendas of each Board and committee meeting;
•	Prepare agendas as needed for executive sessions of the independent directors;
•	Serve as a liaison between the independent directors and the CEO;
•	In consultation with the CEO, make recommendations to the Nominating and Corporate Governance Committee as to membership of Board committees and appointment of Board committee Chairs; and
•	Perform such other duties as the Board may require.
Pursuant to our Governance Principles, the Board Chair must be an independent director unless the Board determines that the best interests of shareholders would otherwise be better served. The Board Chair is elected by a majority of the members of the Board following the annual meeting of shareholders (or at such other time as a vacancy for the role of Board Chair may occur). The Board Chair serves for a term of three years (provided such director is re-elected by shareholders if his or her term as a director does not coincide with his or her term as Board Chair). The Board Chair may not serve more than two consecutive terms unless the Board approves an extended term. Our current Chair, Diana D. Tremblay, is serving her first term.
If the Board determines that it is in the best interests of the shareholders to combine the roles of CEO and Board Chair, the Board will appoint a Lead Independent Director with the duties set forth in our Governance Principles.
Corporate Governance Guiding Principles
The Company’s Governance Principles are available on the Company’s website, www.itron.com, by selecting “Investor Relations,” “Sustainability and Governance” and then “Policies and Guidelines.”
Board Matters – Meeting Attendance
Our business, property, and affairs are managed under the oversight of our Board. Members of our Board are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.
In accordance with our Governance Principles, directors are expected to attend the Company’s annual meeting of shareholders. Three of our directors serving at the time of the 2024 annual meeting of shareholders attended the meeting, while five of our directors intended to attend, but were unable to do so due to technical issues joining the virtual meeting. During 2024, the Board met eight times. All the directors attended at least 75% of the meetings of the Board and committees on which he or she served. Also, in accordance with our Governance Principles, our independent directors meet in an executive session as often as necessary, but no less than two times annually.
Director Independence
Our common stock is listed on the Nasdaq Global Select Market (Nasdaq). Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the Nasdaq listing rules, a director will only qualify as an “independent director” if that company’s board of directors determines that the person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

2025 PROXY STATEMENT	ITRON, INC.	17

CORPORATE GOVERNANCE
As recommended by the Nominating and Corporate Governance Committee, the Board has determined that a majority of our Board are independent directors as defined under the Nasdaq listing rules and the SEC rules, with Mr. Deitrich serving as the sole non-independent director. As Mr. Deitrich does not serve on any committees, and as recommended by the Nominating and Corporate Governance Committee, the Board has determined that all members of Itron’s committees are independent under SEC rules and Nasdaq listing rules. In addition, as recommended by the Nominating and Corporate Governance Committee, the Board has determined that all members of our Audit/Finance Committee are independent under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (Exchange Act).
Committees of the Board
We have three committees to assist the Board in fulfilling its responsibilities: Nominating and Corporate Governance, Audit/Finance, and Compensation. Each of the three current committees operates under a written charter that has been approved by the Board. The committee charters are reviewed annually and are updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. All of the current committee charters are available on the Company’s website, www.itron.com, by selecting “Investor Relations,” “Sustainability and Governance” and then “Committee Composition.” The table below provides membership of each committee at the end of fiscal year 2024, followed by a description of each committee’s responsibilities.

Director	Audit/Finance	Nominating and Corporate Governance	Compensation
Mary C. Hemmingsen
Frank M. Jaehnert
Jerome J. Lande
Timothy M. Leyden
Sanjay Mirchandani
Santiago Perez
Diana D. Tremblay
Lynda L. Ziegler
Thomas L. Deitrich

Committee Member	Committee Chair

*
The table includes Ms. Hemmingsen, who is not standing for re-election to the Board, and Ms. Ziegler, who will retire from the Board, in each case after the end of their current terms ending at the start of the 2025 annual meeting.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee (NCGC) is primarily responsible for:
•	developing and implementing our Governance Principles;
•	overseeing the process for evaluating the performance of our Board Chair and the CEO, as well as the other directors and the Board as a whole;
•	determining the qualifications of the directors serving on the Board, including their independence;
•	recommending candidates to serve on the Board; and
•	reviewing and making recommendations to the Board with respect to candidates for directors proposed by shareholders.
To assist the NCGC in its identification of qualified director candidates, it might engage an outside search firm. The NCGC also reviews the compensation paid to our directors and makes recommendations to the Board on director fees and other compensation payable to the Board members.
All of the members of the NCGC are independent under SEC rules and Nasdaq listing rules.

18	ITRON, INC.	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Audit/Finance Committee
The Audit/Finance Committee (AFC) is primarily responsible for:
•	overseeing our accounting and financial reporting processes and the audit of our financial statements;
•	approving the compensation of our independent auditors;
•	reviewing with management our business financial risks and the process by which management assesses and manages such financial risks;
•	selecting, retaining, or terminating our independent auditors; and
•	monitoring compliance with our code of conduct.
The Board has determined that all members of the AFC are independent under SEC rules and Nasdaq listing rules, including Rule 10A-3 of the Exchange Act. The NCGC has determined that all of the current members of the AFC are financially literate in accordance with the Standards of Nasdaq Rule 5605(c)(2)(A)(iv), and “audit committee financial experts” as defined in Item 407(d)(5) of Regulation S-K.
Compensation Committee
The Compensation Committee (CC) is primarily responsible for:
•	recommending to the Board our CEO’s total annual and long-term incentive compensation;
•	setting compensation levels for our other executive officers; and
•	overseeing the administration of various incentive compensation and benefit plans, which includes an annual evaluation of our compensation plans and policies.
The CC, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Board or to Company officers. The Board has determined that all members of the CC are independent under SEC rules and Nasdaq listing rules. In addition, all CC members are “non-employee directors” under Section 16b-3 of the Exchange Act. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement for more information on the CC’s responsibilities regarding the compensation of our executive officers.
Compensation Committee Interlocks and Insider Participation
No member of our Board’s Compensation Committee has served as an officer or employee of the Company. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.
Transactions with Related Persons
There were no related person transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K in fiscal year 2024. In order to determine this, the Board requires our executive officers, directors and director nominee to disclose certain information regarding related person transactions. Generally, a “related person transaction” is a transaction (including any indebtedness or a guarantee of indebtedness) that involves the Company’s directors, executive officers, director nominee, 5% or more beneficial owners of the Company’s common stock, immediate family members of these persons, or entities in which one of these persons has a direct or indirect material interest. The current threshold required to be disclosed under SEC regulations is $120,000. Under its charter, the Audit/Finance Committee of the Board has been delegated with the responsibility of reviewing and approving any related person transactions and the Nominating and Corporate Governance Committee also provides input in that regard.
Our Board’s Role in Risk Oversight
The Board has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of our executives’ management of risks relevant to the Company. The Board determines, directly or through Board committees, whether: (i) there are adequate processes designed and implemented by Company management such that risks have been identified and are being managed; (ii) the risk management processes are intended to ensure that Company risks are taken into account in corporate decision-making; and (iii) the risk management processes and procedures ensure that material risks to the Company are brought to the attention of the Board or an appropriate committee of the Board. Each of the Company’s risk management processes are reviewed

2025 PROXY STATEMENT	ITRON, INC.	19

CORPORATE GOVERNANCE
periodically (but at least once a year) by either the Board or an appropriate committee to which the Board has delegated specific oversight responsibility, as described below. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. Committee Chairs regularly report to the full Board on actions taken at committee meetings. At least annually, the Board conducts a review of our long-term strategic plans, and at each of our quarterly meetings, our General Counsel updates the Board on material legal and regulatory matters.

Board		Compensation		Nominating and Corporate Governance		Audit/Finance
•	Overall responsibility for risk oversight, including cybersecurity risks	•
Responsible for overseeing compensation risks, including assessing possible risks from our compensation plans and policies for our executives and ensuring that our executive compensation is aligned with Company performance
				•	Oversees our overall corporate governance, including Board and committee composition, Board size and structure, and our director independence	•	Responsible for reviewing our major financial risk exposures, financial reporting, and monitoring our credit and liquidity risk, and compliance risk
•	Assesses directly, through Board committees or through established processes and procedures, risks relevant to the Company
				•	Reviews our Governance Principles annually pursuant to its charter
						•	Meets regularly with our independent auditors and in executive session to facilitate a full and candid discussion of risk and other issues
		•	Reviews a summary and assessment of such risks annually and in connection with discussions of various compensation elements and benefits throughout the year

Following a review of the Company’s current risk management systems and processes, the Board has concluded that the current allocation of oversight responsibilities between the Board and its committees is adequate, provided that the committees continue to coordinate their risk oversight responsibilities, share information appropriately with the other Board members, and provide timely and adequate reports to the full Board. The Board continually evaluates its risk oversight role.
Code of Conduct
The Company has adopted a Code of Conduct that applies to all directors, officers, and employees of the Company and any subsidiary of the Company and is available on the Company’s website, www.itron.com, by selecting “Investor Relations,” “Sustainability and Governance” and then “Policies and Guidelines.” In addition, we have adopted policies and procedures for reporting and investigating suspected violations of the Code of Conduct. The Company intends to satisfy any future disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of or provisions of the Code of Conduct, that applies to the CEO or the CFO, by posting such information on our website, www.itron.com.
Insider Trading Policies and Procedures
The Company has an insider trading policy governing the purchase, sale and other dispositions of our securities by directors, officers and employees. The Company believes its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards. A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Anti-Hedging Policy
The Company has adopted an Anti-Hedging Policy that prohibits our directors, officers, and employees from entering into transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. See “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis – Anti-Hedging Policy” in this proxy statement for more information on this policy.
Director Term Limit and Retirement Guidelines
Our Governance Principles include a term limit provision to encourage Board refreshment. Non-executive directors are not eligible to stand for re-election after serving as a director for five full terms on the Board, with limited exceptions. Additionally, directors may not be nominated or appointed after age 75, unless the Board determines that it would be in the best interests of the Company’s shareholders to extend the director’s period of eligible service.

20	ITRON, INC.	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Director Nominations by Shareholders
In accordance with the Company’s Amended and Restated Bylaws, in order to nominate a director for election to the Board at an annual meeting of shareholders, a shareholder must deliver written notice of such nomination to the Corporate Secretary of the Company at the Company’s executive offices no fewer than 90 days nor more than 120 days prior to the date of the annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). The notice of a shareholder’s intention to nominate a director must include:
•	the name and address of the shareholder;
•	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;
•	a statement of the number of shares of the Company that are beneficially owned by the shareholder; and
•	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
and the following information with respect to the person nominated by the shareholder:
•	name and address;
•	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable SEC rules;
•	a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and
•	the consent of such nominee to serve as a director, if elected.
Any notice of director nomination submitted to Itron must include the additional information required by Rule 14a-19(b) under the Exchange Act.
Other directors and senior management of the Company may also recommend director nominees for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee evaluates director nominees, including nominees that are submitted to the Company by a shareholder, taking into consideration the qualification criteria set forth under “ELECTION OF DIRECTORS – Director and Director Nominee Qualifications” in this proxy statement. In the event of a shareholder recommendation, the Nominating and Corporate Governance Committee screens and evaluates the person recommended in the same manner as other candidates. In addition, the Nominating and Corporate Governance Committee determines if the proposed director nominee will have sufficient time available to effectively carry out his or her Board duties and responsibilities. The Nominating and Corporate Governance Committee may then recommend the director candidate to the Board for its consideration, if deemed appropriate.
Shareholder Communications with the Board
The Company’s Board provides a process whereby shareholders may contact the Board or any committee as a group or any committee Chair or individual director, by email addressed to boardofdirectors@itron.com. Shareholders should clearly specify in each communication the name of the director to whom the communication is addressed. Shareholders may also write to the Board or any committee as a group or any committee Chair or individual director by sending the communication to: Itron, Inc., Attn: Corporate Secretary, 2111 N. Molter Road, Liberty Lake, WA 99019. Communications may also be submitted through the Company’s website, www.itron.com, by selecting “Investor Relations,” “Sustainability and Governance” and then “Contact the Board.”
Shareholder communications are delivered directly to the Corporate Secretary of the Company, who then determines whether to forward such communications to the specified director addressees. You can access a description of the process that the Corporate Secretary uses for determining whether to forward shareholders’ communications to directors at our website, www.itron.com, by selecting “Investor Relations,” “Sustainability and Governance” and then “Contact the Board.”
Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2026 annual shareholders meeting should follow the procedures specified under “SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING” in this proxy statement. Shareholders wishing to nominate directors should follow the procedures specified under “CORPORATE GOVERNANCE – Director Nominations by Shareholders” in this proxy statement.

2025 PROXY STATEMENT	ITRON, INC.	21

CORPORATE GOVERNANCE
Corporate Sustainability Report

Our Purpose
Itron is innovating new ways for utilities and cities to manage energy and water. As a proven global leader with more than 8,000 customers in over 100 countries, we build innovative solutions, create new efficiencies, connect communities, encourage conservation and increase resourcefulness for our customers. Itron’s portfolio of intelligent networks, software, services, meters and sensors provide greater visibility and more control of the world’s energy and water delivery systems.

Our Approach to ESG
Itron is a purpose-driven company and has been since its inception. Our commitment to sustainability and environmental, social and governance (ESG) practices is core to how we create a more resourceful world. It is intrinsic to our strategy and allows us to address the evolving expectations of our customers, shareholders, employees, communities, regulators and other stakeholders. Simply stated, we strive to uphold these practices because it’s the right thing to do.

ESG Oversight
Itron’s sustainability governance starts at the top, with oversight of our efforts from our Board of Directors. The Board is comprised of individuals with wide-ranging experience in governance, operations, supply chain, cybersecurity and risk management topics. The Board and its committees receive regular updates from management on environmental and social topics. Each strategic pillar is sponsored by a member of Itron’s executive leadership team, and our Vice President of Global Marketing, ESG and Public Affairs oversees our sustainability strategy and disclosures. Ultimately, responsibility and accountability extend down to the grass-roots level, where sustainability is embedded into our operations, our employees’ day-to-day activities and our culture.

Board of Directors
Audit/Finance Committee
Compensation Committee
Nominating and Corporate Governance Committee
CEO
Executive Leadership Team
Vice President of Global Marketing, ESG and Public Affairs
Operating with Integrity
Providing Sustainable Solutions
Improving Our Environmental Impact
Supporting Our Communities and People

22	ITRON, INC.	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Topic Prioritization & Stakeholder Engagement
Itron periodically examines its sustainability objectives to account for changes within our business, the regulatory environment and stakeholder expectations. This year, facilitated by a third party, we commenced an organization-wide assessment of Itron’s priority sustainability topics. This assessment weighed the relevance of a wide universe of topics identified as potentially impactful by customers, investors, regulators, sustainability frameworks, ratings agencies and peers through surveys with leadership and other internal stakeholders.

Our Strategic Pillars
and Highlights
Our ESG strategy is centered around four key pillars. These encompass topics our leadership has determined are strategic priorities within the environmental, social and governance dimensions:
•
Operating with Integrity – How we strive to do the right thing. Always.
•
Providing Sustainable Solutions – How we help our customers succeed, including helping them achieve their environmental goals and business objectives.
•
Improving Our Environmental Impact – How we run our company with an eye toward sustainability.
•
Supporting Our People & Communities – How we uphold our commitment to employees and communities across the globe.

These pillars allow us to focus on and
execute Itron’s ESG strategy across a diverse and ever-changing landscape of opportunities, both internally and externally. Collectively, they help us achieve our goals and commitments to our stakeholders.
Operating with Integrity	Supporting Our People and Communities

89% independent board of directors

33% female board of directors

Signatory to the United Nations Global Compact

Target 100% code of conduct training completion

Follows International Organization for Standardization (ISO) and National Institute of Standards and Technology (NIST) cybersecurity standards

Comprehensive health & safety program

Continuously monitoring the health, perspectives and concerns of our global employee population through ongoing initiatives

Competitive compensation packages and comprehensive benefits to all employees in every region where we operate

Improving Our Environmental Impact	Corporate social responsibility focused on corporate philanthropy, employee giving and volunteerism and educational outreach initiatives
Environmental policy formalizes our commitment to environmental stewardship	Providing Sustainable Solutions
Manufacturing facilities aligned with international operating standards	Itron solutions enable customers to avoid greenhouse gas emissions
Climate related targets in place to:

More Information
For more information we encourage you to read our 2023 Corporate Sustainability Report at itron.com/esg.
Content on our Company website is not, and shall not be deemed to be, part of this proxy statement or incorporated herein or into any of our other filings with the SEC.

»
Reduced Scope 1 and Scope 2 GHG emissions >50% reduction in 2023, 5 years ahead of target

»
Make operations carbon neutral by
2035

»
Achieve net zero emissions by 2050

Supplier code of conduct includes ESG expectations

Working with customers to address sustainability related changes Solutions enable increased operational efficiencies and higher consumer engagement

2025 PROXY STATEMENT	ITRON, INC.	23

PROPOSAL 2 – ADVISORY APPROVAL OF EXECUTIVE COMPENSATION (SAY-ON-PAY)
We are asking our shareholders to approve a non-binding advisory resolution on the Company’s executive compensation program for our named executive officers (NEOs) (commonly known as “say-on-pay”) as we have described them in this proxy statement. Although this advisory vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering future compensation decisions for our executives. As discussed in the Compensation Discussion and Analysis (CD&A) section of this proxy statement, we believe our executive compensation program is reasonable, competitive and strongly focused on pay-for-performance principles that will result in the creation of long-term shareholder value. Some of the features of our executive compensation program that illustrate our philosophy are:
•
A significant portion of an NEO’s compensation is at-risk or performance-based and subject to the Company’s operating and financial performance. In fiscal year 2024, the executive compensation package (base salary and short- and long-term incentives at target) included 89% of at-risk compensation for the CEO and an average of 78% of at-risk compensation for the other NEOs. Our long-term incentive plan (LTIP) for equity awards granted under our Amended and Restated 2010 Stock Incentive Plan (A&R 2010 Plan), Second Amended and Restated 2010 Stock Incentive Plan (Second A&R 2010 Plan), or Third Amended and Restated 2010 Stock Inventive Plan (Third A&R 2010 Plan), as applicable, has three-year performance periods, with one-year averages determined each year for measurement purposes, to encourage NEOs to make decisions that align our long-term goals with shareholder interests and to discourage excessive risk taking.

•
Stock ownership guidelines require executive officers who are NEOs to acquire and hold certain amounts of Itron stock to further strengthen alignment of management’s interest with those of our shareholders.

•
The Board has adopted the 2023 Incentive Compensation Recovery Policy in accordance with Rule 10D-1 under Section 10D of the Securities Exchange Act of 1934, as amended and the corresponding Nasdaq Listing Rule 5608. This policy applies to our current and former executive officers as defined in Rule 10D-1, including the NEOs. In the event we are required to prepare an accounting restatement to correct a material noncompliance with any financial reporting requirement under the securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the policy provides for the recovery of erroneously awarded incentive-based compensation received by its executive officers on or after the policy’s effective date. In addition, we have established an Incentive Compensation Recovery (Clawback) Policy, which will continue to apply to incentive-based compensation received prior to December 1, 2024. Under that policy, in the event of a restatement of the Company’s financial results, the Compensation Committee, as designated by the Board, may review all cash or equity incentive awards that were based in whole or in part on the achievement of certain financial results. If the Compensation Committee, as designated by the Board, determines that fraud has resulted in a material financial restatement, the Board is required to demand repayment of the full award, net of taxes.

•
We maintain our long-standing commitment to strong corporate governance by continuing our policies of (i) separate Board Chair and CEO roles, (ii) majority voting for directors, (iii) all independent Board members (except our CEO) and all independent committee members, (iv) executive sessions of independent directors, and (v) prohibition on hedging or pledging of Itron stock by our executive officers.

We believe our executive compensation policies have enabled us to retain and attract exceptional senior executives whose talent and experience have helped Itron become a leader in our industry. Our Compensation Committee (which provides overall direction for our executive compensation program for our NEOs other than our CEO) and the independent members of the Board (who determine the executive compensation program for our CEO) believe the fiscal year 2024 compensation paid to our NEOs is reasonable and appropriate and adequately reflects the Company’s overall performance in 2024.

24	ITRON, INC.	2025 PROXY STATEMENT

PROPOSAL 2 – ADVISORY APPROVAL OF EXECUTIVE COMPENSATION (SAY-ON-PAY)
Shareholders are encouraged to read the full details of our executive compensation program as described in the “EXECUTIVE COMPENSATION” section of this proxy statement.
Our shareholders approved a proposal by the Board at the May 2023 annual meeting of shareholders to hold our advisory vote on executive compensation annually, and the Board has adopted a policy consistent with this determination. Unless the Board modifies this policy, the next say-on-pay vote will be held at our 2026 annual meeting of shareholders.
For the reasons provided above, we recommend that the shareholders vote in favor of the following resolution:
RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Company’s proxy statement for the Annual Meeting, which disclosure includes the Executive Compensation Tables, and the accompanying footnotes and narrative disclosures within the proxy statement.

The Board recommends that shareholders vote “FOR” the approval of the compensation paid to our named executive officers in fiscal year 2024.

2025 PROXY STATEMENT	ITRON, INC.	25

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) explains our executive compensation program for our NEOs listed below. The CD&A also describes the process followed by the Compensation Committee of the Board (referred to as the Compensation Committee or the Committee in this CD&A) for making pay decisions, as well as its rationale for specific decisions related to 2024.

Name	Title
Thomas L. Deitrich	President and CEO
Joan S. Hooper	Senior Vice President and CFO
Donald L. Reeves	Senior Vice President, Outcomes
John F. Marcolini	Senior Vice President, Networked Solutions
Justin K. Patrick	Senior Vice President, Device Solutions

Executive Summary
Business Performance
Operational and financial performance in 2024 met or exceeded our expectations. We operated efficiently, converting the last portion of our constrained backlog from prior periods due to post-pandemic supply chain volatility. Early in the year, we completed a small acquisition that expanded our grid edge intelligence platform. We also streamlined our operations by consolidating two of our manufacturing facilities into our existing footprint, reducing fixed costs and advancing our asset light strategy. In addition, favorable capital markets enabled us to issue convertible notes in the second quarter, enhancing our strategic flexibility. The cash raised, combined with strong free cash flow, resulted in approximately $1.1 billion in cash at year-end, positioning us to pursue strategic M&A opportunities when they arise.
Market and macro forces impacting our customers and guiding our strategy intensified during 2024, driven by rising electricity demand, which grew by 2.2% (according to the International Electricity Agency) during 2024 and is projected to grow at similar rates in the years ahead. This forecasted demand growth reinforces the need for our intelligent platform, which enables utilities to optimize their distribution grids in real time.
Further validation of our strategy and capital allocation is reflected in the addition of new projects to our backlog. Bookings of $2.7 billion also exceeded our expectations. Importantly, the new bookings are driven by our grid edge intelligence platform and distributed intelligence content. This result supports our belief that our R&D and innovation efforts align well with our customers’ operational, budgetary and strategic intent.
Itron’s 2024 revenue, non-GAAP earnings per diluted share(1)(2) (non-GAAP diluted EPS), and adjusted earnings before interest, tax, depreciation and amortization (Adjusted EBITDA)(1)(3) are as follows (compared with 2023):
•	Revenue of approximately $2.4 billion increased 12%;
•	Non-GAAP diluted EPS of $5.62 increased approximately 67%; and
•	Adjusted EBITDA of approximately $323.6 million increased approximately 43%.
(1)
A schedule reconciling non-GAAP diluted EPS to net income attributable to Itron, Inc. and Adjusted EBITDA to net income attributable to Itron, Inc. is available on pages 43-46 of our 2024 Annual Report on Form 10-K and is also provided in Appendix D of this proxy statement.

(2)	We define non-GAAP diluted EPS as non-GAAP net income divided by the weighted average shares, on a diluted basis, outstanding during each period.
(3)
We define Adjusted EBITDA as net income (a) minus interest income, (b) plus interest expense, depreciation and amortization, restructuring, loss on sale of business, strategic initiative expenses, acquisition and integration related expenses, and (c) excluding income tax provision or benefit.

26	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Compensation Highlights
Our executive compensation program has three primary elements: base salary, annual cash incentives (as part of our Itron Incentive Plan (IIP)), and long-term equity incentives (as part of our Long-Term Incentive Plan (LTIP)). Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term incentives drive our NEOs to focus on long-term sustainable shareholder value creation.
Below are key highlights of the executive compensation decisions the Compensation Committee made for fiscal year 2024:
•	Salary: Approved base salary increases for all the NEOs, ranging from 1.9% to 3.8%. See “Base Salary” in this CD&A for details.
•	IIP:
○	Approved IIP financial targets based on 2024 budget;
○
Continued to prioritize financial performance focused on profitability and revenue growth, as well as holding NEOs accountable for driving non-financial results linked to the Company’s strategic goals. For 2024, we shifted the focus from new product introductions revenue to annual global growth initiative (GGI) bookings, which the Compensation Committee believes will accelerate high-growth opportunities in targeted regions, supporting our strategic priority of driving revenue at scale; and

○
Approved actual IIP payouts to the NEOs ranging between 138.3% and 172.9% of target based on our strong performance. See “Annual Cash Incentives: The Itron Incentive Plan (IIP)” in this CD&A for details.

•	LTIP:
○	Adjusted target award opportunities for competitive positioning relative to market;
○
Continued strong alignment with shareholders by keeping an emphasis on performance-based equity for the CEO with an annual LTIP award mix of 67% performance-based restricted stock units (PRSUs) and 33% time-vested restricted stock units (RSUs). The annual LTIP awards for all other NEOs continue to be comprised of 50% PRSUs and 50% RSUs; and

○
Certified that the NEOs earned 155.33% of their target PRSUs for the 2022-2024 performance cycle. This attainment is the combination of an average non-GAAP diluted EPS target attainment of 138.69% and a total shareholder return (TSR) multiplier of 1.12. See “Long-Term Incentives — A Closer Look at PRSUs” in this CD&A for details.

Best Compensation Practices & Policies
We also believe the Company’s practices and policies promote sound compensation governance and are in the best interests of our shareholders and executives:

What We Do	What We Don’t Do
Heavy emphasis on variable compensation	No employment agreements
Significant portion of annual long-term incentives are performance based	No “single trigger” change-in-control cash payments
Rigorous stock ownership guidelines	No tax gross-ups in our change-in-control agreements
Incentive Repayment (Clawback) Policy	No option backdating or repricing
Independent compensation consultant	No hedging or pledging
Annual risk assessments	No special perquisites

2024 Say-On-Pay & Shareholder Engagement
Each year, we carefully consider the results of our shareholder say-on-pay vote from the preceding year. We also consider the feedback we receive from our major shareholders, which is solicited by the Board Chair and the Chair of the Compensation Committee, either in person or via telephone.

2025 PROXY STATEMENT	ITRON, INC.	27

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
In 2024, approximately 94% of the votes cast supported our executive compensation decisions. The Board regularly conducts proactive outreach meetings with the Company’s largest shareholders. During 2024, the Company offered meetings to shareholders representing in excess of 80% shares outstanding to invite them to have discussions with our directors on topics including Company strategy and performance, governance, and executive compensation. Of those to whom we reached out, investors representing over a quarter of shares outstanding accepted our offer to meet. During these meetings, our shareholders continued to be supportive of our approach to executive compensation, and we are committed to keeping our program aligned with our business strategy and investor expectations. Specifically, our shareholders believe performance measures should primarily focus on profitability and revenue growth, as our IIP does, and were supportive of the non-financial goals component to add accountability for driving results linked to the Company’s strategic goals.
We will continue to keep an open dialogue with our shareholders to help ensure that we have a regular pulse on investor perspectives.
What Guides Our Program
Our Compensation Philosophy & Objectives
The philosophy underlying our executive compensation program is to employ the best leaders in our industry to ensure we execute on our business goals, promote both short-and long-term profitable growth of the Company, and create long-term sustainable shareholder value, all grounded in the following guiding principles:

Pay for Performance
A significant portion of an executive’s total compensation should be variable (“at-risk”) and dependent upon the attainment of certain specific and measurable annual and long-term financial and strategic performance objectives.

Shareholder Alignment	Executives should be compensated through pay elements (annual and long-term incentives) designed to align executive compensation to the creation of long-term value for our shareholders.

Competitiveness
Target compensation should be set at the median of market to ensure that compensation is at a level that is competitive with that being offered to individuals holding comparable positions at other companies with which we compete for business and leadership talent.

Attraction and Retention
The executive compensation program should enable the Company to attract highly talented people with exceptional leadership capabilities and to retain high-caliber talent. When required, the Company may adjust individual elements of compensation to accomplish this goal.

28	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Principal Elements of Pay: Total Direct Compensation (TDC)
Our compensation philosophy is supported by the following principal pay elements:

Pay Element	How It’s Paid	What It Does	How It Links to Performance
Base Salary	Cash (Fixed)	Provides a competitive fixed rate of pay relative to similar positions in the market, and enables the Company to attract and retain critical executive talent	Based on job scope, level of responsibilities, individual performance, experience, and market levels
Itron Incentive Plan (IIP)	Cash (Variable)	Focuses executives on achieving annual financial and strategic goals that drive long-term shareholder value	•	Financial metrics: Adjusted EBITDA and Revenue
○ Payouts: 0% to 150% of target based on financial performance attainment against pre-determined goals, subject to the achievement of a threshold Adjusted EBITDA goal
			•	Non-financial metrics: Quantitative Strategic Goals, including GGI bookings and reduction in intensity of GHG emissions
○ Payouts: 0% to 100% of target
			•	The Committee retains discretion to further adjust the award based on its assessment of individual and/or business unit performance
Long-Term Incentive Plan (LTIP)	Equity (Variable)	Provides incentives for executives to execute on longer-term financial/strategic growth goals that drive shareholder value creation and support the Company’s retention strategy	See below
Performance-Based Restricted Stock Units (PRSUs)		Rewards achievement of financial goals measured over a three-year performance period	•	Financial metrics: Non-GAAP diluted EPS and relative TSR
			•	Payouts: 0% to 200% of a target based on results against pre-determined financial goals, modified +/- 25% based on relative TSR performance
			•	Paid in Itron shares once earned
Time-Vested Restricted Stock Units (RSUs)		Supports retention	•	Vesting: 1/3 on the first anniversary of the grant date and quarterly thereafter for two years
			•	Paid in Itron shares at vesting

2025 PROXY STATEMENT	ITRON, INC.	29

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Linking Pay and Performance
A key component of our executive compensation philosophy is the link between compensation and overall business results and shareholder value creation.
As shown in the charts below, 89% of our CEO Mr. Deitrich’s TDC for 2024 was variable, with 64% tied to measurable performance goals and another 25% linked to the value of our stock price. For our other NEOs, an average of 78% of their 2024 TDC was variable. These charts do not include any one-time equity grants or awards outside of target annual TDC, if any.

Note: Figures may not add up to 100% due to rounding.
Our Decision-Making Process
The Role of the Compensation Committee
The Compensation Committee oversees the executive compensation program for our NEOs. The Committee is comprised of independent, non-employee members of the Board. The Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which may be accessed at our website, www.itron.com, by selecting “Investors,” and then “Sustainability and Governance.”
The Committee makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the independent members of the full Board, based upon the recommendations of the Committee.
The Role of Management
Members of our management team attend regular Compensation Committee meetings where executive compensation, Company and individual performance, and competitive compensation levels and practices are discussed and evaluated. Only the Committee members can vote on decisions regarding NEO compensation.
The CEO reviews his recommendations pertaining to the compensation of the other NEOs with the Committee providing management input, transparency, and oversight. Approval of NEO compensation other than CEO compensation is made by the Committee. The CEO does not participate in the deliberations of the Committee regarding his own compensation. Independent members of the Board make all final determinations regarding CEO compensation.
The Role of the Independent Consultant
The Committee engages an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pursuant to the authority granted to it under its charter, the Committee has hired F.W. Cook as its independent consultant. F.W. Cook reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of F.W. Cook in accordance with SEC rules and concluded that F.W. Cook is independent.

30	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Role of Peer Companies
For some of our direct competitors who are not publicly held, or are smaller business units within a conglomerate, there is limited compensation information available. As a result, our peer companies for purposes of benchmarking executive compensation (Peer Companies) generally consist of direct competitors for which public information is available or companies that compete for our talent, who are part of the same broad Standard & Poor’s (S&P) industry classifications of technology hardware and equipment or in software and services, and who are similar in size and scope of global operations as Itron. The Committee reviews the Peer Companies on an annual basis.
For the purpose of setting 2024 compensation, the Committee conducted an in-depth assessment of potential comparators to evaluate the degree to which the current Peer Companies are consistent with Itron’s growth and evolution. The Committee also took into consideration the broader marketplace to identify appropriate and relevant additions and removals from the current Peer Companies. As a result of this review, and in consultation with F.W. Cook, the following changes were made to the Peer Companies:

Additions	Removals
Advanced Energy Industries	National Instruments
Array Technologies	Xylem, Inc.

Peer Companies
Advanced Energy Industries	PTC Inc.
Array Technologies	SolarWinds Corporation
Bloom Energy Corporation	Teradata Corporation
EnerSys	Teradyne Inc.
F5 Networks, Inc.	Trimble Inc.
ITT Inc.	Unisys Corporation
Mueller Water Products, Inc.	Vontier Corporation
NetScout Systems, Inc.	Watts Water Technologies, Inc

Peer Data as of 12-31-2023
	$Millions
Percentile	Revenue	Market Cap
25th	$1,516	$2,467
50th	$2,036	$4,169
75th	$2,884	$10,019

Itron	$2,174	$3,435
Percentile Rank	61%	34%

For each of the Peer Companies, data regarding base salaries, annual incentives, and long-term incentives was obtained from their annual proxy statements and other public filings with the Securities and Exchange Commission. This data was supplemented with survey data from the Radford McLagan Compensation Database, which provides compensation market information on more than 2,400 technology companies, aggregated, and presented anonymously. The Radford Survey data was narrowed to those technology companies with revenues between $1 billion and $3 billion, similar to Itron.
With the support of FW Cook, the Committee evaluates this data for informational purposes when establishing a range of competitive compensation for our NEOs. For each NEO, the Committee determines the salary range, annual incentive target, and long-term incentive taking into consideration market data for the position being evaluated. However, market data is not the sole determinant of the Company’s practices or executive compensation levels. The Committee also considers the experience, performance, responsibilities, and contributions to the Company by each NEO when making its decisions. For the CEO, the Committee makes a recommendation to the full Board, and the independent members of the Board review and approve the CEO’s compensation.

2025 PROXY STATEMENT	ITRON, INC.	31

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The 2024 Executive Compensation Program in Detail
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions, the Committee considers the CEO’s recommendations for NEO compensation (other than the CEO), as well as each NEO’s position and level of responsibility within the Company. The Committee considers factors such as relevant market data as well as individual performance and contributions. After its annual review, the Committee approved modest increases to base salaries for all the NEOs. These increases were merit-based, aligned with the overall timing and budget for all merit-based salary adjustments, and aimed at ensuring continued alignment with the market. The annual base salary rates for 2024 were as follows:

NEO	2023	2024	% Increase
Thomas L. Deitrich	$875,000	$900,000	2.9%
Joan S. Hooper	$540,000	$550,000	1.9%
Donald L. Reeves	$460,000	$470,000	2.2%
John F. Marcolini	$450,000	$460,000	2.2%
Justin K. Patrick	$400,000	$415,000	3.8%

Annual Cash Incentives: The Itron Incentive Plan (IIP)
The 2024 IIP provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual bonus payouts depend on the achievement of pre-determined financial and non-financial performance objectives. Financial objectives are subject to the achievement of a threshold Adjusted EBITDA goal and payouts can range from 0% to 150% of target award amounts. Non-financial objectives are based on Quantitative Strategic Goals and payouts can range between 0% and 100% of target award amounts. The Committee also retains discretion to apply a modifier to payouts under the IIP to either reduce or increase the payout based on its assessment of individual and/or business unit performance. As discussed below under “2024 Individual Performance,” the Committee applied this discretion for 2024 payouts.
2024 Target Annual Bonus Opportunities. Target annual bonus opportunities are expressed as a percentage of base salary and were established by the NEO’s level of responsibility and his or her ability to impact overall results. The Committee also considers market data in setting target award amounts. NEO target annual bonus opportunities for 2024 remained unchanged from 2023. As a result, target annual bonus opportunities for 2024 were as follows:

NEO	2024 Target IIP (as a % of Base Salary)
Thomas L. Deitrich	125%
Joan S. Hooper	75%
Donald L. Reeves	75%
John F. Marcolini	75%
Justin K. Patrick	75%

32	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
2024 Performance Objectives. An individual NEO’s IIP award is based on the following mix of financial and non-financial objectives:

Performance Objectives	Performance Metrics	2023 IIP Weighting	Rationale
Financial (80%) Maximum payout: 150% of target	Adjusted EBITDA
Focuses on profitable growth, while continuing to provide strong accountability for returns.

Adjusted EBITDA provides a more useful illustration of our financial performance and the ongoing operations of our business, since the adjustments exclude certain expenses that are not indicative of our recurring core operating results. This facilitates better comparisons to our historical performance and our competitors’ operating results.

	Revenue		Ensures we are delivering an appropriate level of top-line growth.
Non-Financial (20%) Maximum payout: 100% of target	Quantitative Strategic Goals • GGI bookings • Reduction in intensity of GHG emissions		Adds accountability for driving results linked to the Company’s strategic goals.
Total		100%

2024 Financial Performance Levels & Results. The following table shows the financial performance necessary to achieve threshold (0% payout), target (100% payout), and maximum (150% payout) bonus amounts, along with actual results for 2024:

	Threshold ($M)	Target ($M)	Maximum ($M)	Actual Results ($M)
Adjusted EBITDA	$200.0	$250.0	$275.0	$323.6
Revenue	$2,130.0	$2,350	$2,460.0	$2,440.8

Note: Payouts are linearly interpolated for performance between threshold and maximum.
Each year, the Committee reviews the financial performance and considers adjustments for items that are not reflective of normal operating performance for that year. These adjustments are items that the Committee believes are fair to both participants and shareholders, encourage appropriate actions that foster the long-term health of the business, and are consistent with the objectives underlying our pre-determined performance goals. Such exclusions may consist of the costs and financial effects of restructuring, acquisitions, and dispositions, selected legal costs and settlements, pandemics, and the effects of foreign currency translation. No adjustments were made in 2024.
Based on the above financial performance results, the portion of the 2024 IIP payout linked to the financial objectives was earned at 118.3% of each NEO’s applicable target.
2024 Non-Financial Performance Levels and Results. For 2024, the metrics for the IIP included non-financial objectives focused on two equally weighted Quantitative Strategic Goal categories:
•
GGI Bookings. GGI bookings aim to accelerate Itron’s growth with key solutions in high growth areas in targeted regions. Bookings of GGI products and services will contribute to the success of this goal.

•
Reduction in intensity of GHG Emissions. Itron has committed to achieving a >50% reduction (from the 2019 baseline) in Scope 1 and Scope 2 greenhouse gas emissions by 2028. Scope 1 includes direct emissions from Company-owned and controlled (leased) sources; Scope 2 emissions include those indirect emissions associated with the purchase of electricity, heat, steam or cooling.

2025 PROXY STATEMENT	ITRON, INC.	33

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Committee selected these categories and their respective metrics and goals at the beginning of the year to reflect the Company’s business strategy and commitment to our long term strategy.
The Quantitative Strategic Goals are binary, equally weighted and scored independently. Any related payouts are limited to 100% of target. The specific metrics and goals in each category that were approved by the Compensation Committee for 2024, as well as the actual achievement results for 2024, are outlined below:

	2024 Goal	Actual Results
GGI Bookings	>$240 million	Pass
Reduction in intensity of GHG Emissions	>5% reduction from 2023 level	Pass

Based on the above non-financial performance results, the portion of the 2024 IIP payout linked to the Quantitative Strategic Goals was earned at 100% of each NEO’s applicable target.
2024 Individual Performance. The Committee has discretion to make adjustments based on the NEO’s individual and/or business unit’s performance. The Committee may decide to adjust each NEO’s IIP payout upward or downward by applying a multiplier in the range of 0% to 150% against the initially-calculated payout based on the financial and non-financial results.
2024 IIP Results and Payouts. The actual IIP awards paid to the NEOs for 2024 were as follows:

NEO	2024 Target (as a % of Base Salary)	2024 Target ($)	Final Financial and Non-Financial Results (%)	2024 Actual Award ($)
Thomas L. Deitrich	125%	$1,125,000	172.9%	$1,944,844
Joan S. Hooper	75%	$412,500	138.3%	$570,488
Donald L. Reeves	75%	$352,500	138.3%	$487,508
John F. Marcolini	75%	$345,000	152.1%	$524,849
Justin K. Patrick	75%	$311,250	152.1%	$473,505

Long-Term Equity Incentive: The Long-Term Incentive Plan (LTIP)
The NEOs are eligible for long-term incentives, all of which were issued under the terms of our Third A&R 2010 Plan. The Compensation Committee considers a mix of equity vehicles when granting long-term incentives and uses PRSUs and RSUs as follows:

•	PRSUs reward the achievement of financial goals over a three-year performance period.
•	RSUs support retention; they vest 1/3 on the first anniversary of the grant date and quarterly thereafter for two years.

34	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The Compensation Committee emphasizes performance-based equity for the CEO by using an annual LTIP award mix of 67% PRSUs and 33% RSUs. The annual LTIP awards for all other NEOs are comprised of 50% PRSUs and 50% RSUs.
2024 Target Long-Term Incentive Award Grants. After its annual review, including updated market data from the Committee’s consultant which reflected market movement in equity grants, the Committee increased Mr. Deitrich’s, Ms. Hooper’s and Messrs. Reeves', Marcolini’s, and Patrick’s target annual long-term incentive awards by $1,300,000, $300,000, $500,000, $550,000 and $450,000, respectively, to continue to improve competitive positioning and ensure alignment relative to market. The table below shows the target annual LTIP award values granted for fiscal year 2024 for each of the NEOs:

NEO	PRSUs* (at Target)	RSUs*	Total Value
Thomas L. Deitrich	$4,000,000	$2,000,000	$6,000,000
Joan S. Hooper	$950,000	$950,000	$1,900,000
Donald L. Reeves	$550,000	$550,000	$1,100,000
John F. Marcolini	$575,000	$575,000	$1,150,000
Justin K. Patrick	$500,000	$500,000	$1,000,000

*	Award amounts for PRSUs and RSUs were determined based on the closing price of our common stock on the date of grant on February 23, 2024, which was $74.93.
A Closer Look at PRSUs. The actual number of PRSUs that are earned and vested is based on the achievement of non-GAAP diluted EPS goals and relative TSR results. Specifically, actual awards are linked to a three-year performance period that consists of three annual performance cycles. The performance result used to determine the actual award earned is calculated at the end of the three-year performance period by averaging the results of the three annual performance cycles, then is adjusted +/-25% based on performance relative to TSR as compared to the Russell 3000 Index.

2024 Performance Metrics. Non-GAAP Diluted EPS & Relative TSR. PRSUs are driven by the achievement of non-GAAP diluted EPS and relative TSR performance targets.
•
Non-GAAP Diluted EPS: Non-GAAP diluted EPS targets are set by the Committee at the beginning of each annual performance cycle. Payout levels can range from 0% to 200% of target for the performance cycle and depend on performance results.

•
Relative TSR: At the end of the three-year performance period, the non-GAAP diluted EPS attainment results for each of the annual performance cycles are averaged. The average non-GAAP diluted EPS attainment is then adjusted +/-25% based on the achievement by the Company of TSR relative to the Russell 3000 index for the same three-year performance cycle as follows:

If relative TSR attainment is:	Then the average non-GAAP diluted EPS attainment is:
Below the 25th percentile	Adjusted down by 25%
Between the 25th and 75th percentile	No adjustment
Above the 75th Percentile	Increased by 25%

For the PRSUs granted in 2024, the TSR targets and point multipliers were established in December 2023, and approved in February 2024, by the Compensation Committee and by the independent members of the full Board for the CEO.
PRSUs Earned and Vested In 2024 (1/1/2022–12/31/2024). In 2022, the NEOs at that time were granted their target PRSUs with vesting based on achievement of the non-GAAP diluted EPS goals for 2022, 2023, and 2024, and our relative TSR

2025 PROXY STATEMENT	ITRON, INC.	35

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
performance targets for the three-year performance cycle. The following table shows the award payout levels as a percentage of target for non-GAAP diluted EPS results against goals. These goals are set by the Committee at the beginning of each annual performance cycle. The table also shows our non-GAAP diluted EPS results used for calculating PRSUs earned for 2022, 2023 and 2024.

Performance Year	Award Payout Levels (% of Target)					Actual Results
	0%	50%	100%	160%	200%
	Non-GAAP Diluted EPS Performance Goals
2022	$1.04	$1.32	$1.60	$2.00	—	$1.13
2023	$0.50	$0.70	$1.08	—	$1.35	$3.36
2024	$0.50	$2.75	$3.42	—	$3.75	$5.62

Note: The non-GAAP diluted EPS results shown are based on financial results as reported for 2022 (as reported in our Annual Report on Form 10-K for the year ended December 31, 2022), 2023 (as reported in our Annual Report on Form 10-K for the year ended December 31, 2023), and 2024 (as reported in our Annual Report on Form 10-K for the year ended December 31, 2024). Payouts for performance between the indicated goals are linearly interpolated.
The actual award earned was calculated at the end of the three-year performance period by averaging the results of the three annual performance cycles, as follows:

Performance Year	Percentage of Attainment
2022	16.07%
2023	200.00%
2024	200.00%
2022-2024 Average	138.69%

Under the terms of the 2022-2024 PRSU award, the TSR multiplier is linearly interpolated between .75x and 1.0x for results up to the 25th percentile and between 1.0x and 1.25x for results above the 75th percentile. Based on our actual TSR results approximating the 87th percentile of the Russell 3000 index, performance attainment for 2022-2024 PRSUs was adjusted by 1.12x. As a result, the NEOs earned 155.33% of their target PRSUs for the 2022-2024 performance cycle, as follows:

NEO	Target PRSUs Granted	Actual PRSUs Earned
Thomas L. Deitrich	46,339	71,979
Joan S. Hooper	13,901	21,592
Donald L. Reeves	4,170	6,477
John F. Marcolini	4,170	6,477
Justin K. Patrick	4,170	6,477

36	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Other Practices, Policies and Guidelines
Stock Ownership Guidelines
We believe that holding an equity interest in the Company creates an incentive to avoid excessive business risks. We maintain stock ownership guidelines to encourage certain of our executive officers to own stock at least equal in value to:

Title	Multiple of Base Salary
CEO	6.0x
CFO	3.0x
Other Three Section 16 Senior Vice Presidents	2.0x

Common stock, vested and unvested restricted shares, the net after-tax value of unexercised vested and unvested stock options, and stock held in the deferred compensation, 401(k) and the Employee Stock Purchase Plans and shares beneficially owned and held in trust for the benefit of a family member all count towards satisfaction of the guidelines. Additionally, participants are required to retain 50% of net profit shares from all stock acquired upon exercise or vesting unless the guideline level is achieved. Net profit shares are defined as the number of shares of stock acquired after payment of (i) in the case of options, any exercise price and tax withholding upon exercise, or (ii) in the case of restricted stock or restricted stock units, tax withholding upon vesting. We annually review the levels of stock ownership of our executive officers listed above, and, based on a rolling 12-month average of our stock price as of the end of 2024, each of them has met the guidelines. We also have stock ownership guidelines for the members of our Board.
Anti-Hedging Policy
We prohibit the NEOs, other executive officers, directors and employees from engaging in transactions designed to insulate them from changes in the Company’s stock price. Therefore, the Company has an Anti-Hedging Policy that prohibits entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of Itron securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities is prohibited under this policy, and borrowing against any account in which our securities are held is prohibited.
Change-in-Control Agreements
We have entered into change-in-control agreements with certain of our executive officers to encourage their full attention and dedication to the Company in the event of a change-in-control of the Company, and to provide them with reasonable compensation and benefits in the event of a change-in-control and a subsequent loss of employment. All equity awards granted have “double trigger” requirements before vesting upon a change-in-control. See “Executive Compensation Tables – Potential Payments upon Change-in-Control” for descriptions of the benefits provided under the change-in-control agreements.
Employment Agreements; Severance Policy
We do not have formal employment agreements with our executive officers. However, we do have an Executive Severance Policy for our executive officers that provides severance pay equal to one year’s base salary, employer benefit premium payments or reimbursements for one year, and outplacement assistance provided there is a release of claims, non-disparagement, and confidentiality agreement with the executive officer. In addition, the executive officer must enter into a one-year non-compete agreement, where enforceable.
Incentive Compensation Recovery (Clawback) Policy
The Board has adopted the 2023 Incentive Compensation Recovery Policy (“Compensation Recovery Policy”), in accordance with Rule 10D-1 under Section 10D of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”) and the corresponding Nasdaq Listing Rule 5608 (the “Listing Rules”). This policy applies to our current and former executive officers as defined in Rule 10D-1, including the NEOs, and will be administered by the Compensation Committee. In the event we are required to prepare an accounting restatement to correct a material noncompliance with any financial reporting requirement under the securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the policy provides for the recovery of erroneously awarded

2025 PROXY STATEMENT	ITRON, INC.	37

EXECUTIVE COMPENSATION
incentive-based compensation received by its executive officers on or after the policy’s effective date. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement.
In addition, our Incentive Repayment Policy, in effect prior to December 1, 2023 will continue to apply to incentive-based compensation received prior to December 1, 2023. Under that policy, in the event of a restatement of the Company’s financial results, the Compensation Committee, as designated by the Board, may review all cash or equity incentive awards that were based in whole or in part on the achievement of certain financial results. Where award(s) were predicated, in part or in whole, upon the achievement of certain financial results that were subsequently the subject of a material financial restatement and, as determined by the Compensation Committee, the executive(s) engaged in fraud that caused or partially caused the need for the restatement, the Compensation Committee will seek forfeiture or reimbursement to the Company of the award(s) from the executive officer(s) engaged in fraud in full, net of tax. If a material financial restatement was not due to fraud, the Compensation Committee may review the circumstances and, in its discretion to the extent practicable and allowable under applicable laws, determine to require forfeiture or reimbursement to the Company of the amount of the award(s) that exceeded the lower amount, payment or value that would have been made based on the restated financial results, net of tax.
Executive Deferred Compensation Plan
Executive officers located in the U.S. are eligible to participate in our Executive Deferred Compensation Plan (EDCP). We offer the EDCP to our highly-compensated employees to give them the benefit of being able to defer some of their taxable income, which also encourages their retention with the Company. Participants may defer up to 50% of their base salary and up to 50% of their annual cash incentive into a nonqualified account.
Executive officers are also permitted to elect to defer an additional portion of their base salary under the EDCP equal to the amount of any contributions returned to them during the year from the Company’s 401(k) Plan. In 2024, the Company made matching contributions to the account of each participating executive at the rate of 75% of the first 6% of base salary and annual incentive deferred by the executive officer during that year, which is the same matching formula as the Company’s 401(k) Plan. The employer match into the EDCP starts after the employee reaches IRS limits on the 401(k) Plan and is no longer eligible for the 401(k) match. The executive officers’ account balances are adjusted for hypothetical investment earnings or losses according to the returns of the specified “measurement funds” selected by the executives. The measurement funds correspond to the mutual funds available for investment under the 401(k) Plan (but currently do not include a Company stock fund). See “Executive Compensation Tables – 2024 Nonqualified Deferred Compensation Table” for more details.
General Benefits and Perquisites
Our NEOs receive the same benefits as our U.S. based salaried employees generally, including medical and dental benefits, group term life insurance, and short- and long-term disability protection. Itron also has relocation policies and benefits in place that may be applicable if an employee is required to move or has long-term extended business travel to a new location.
401(k) Plan and Employee Stock Purchase Plan
Executive officers located in the U.S. are eligible to participate in our 401(k) Plan which provides our employees, including the NEOs, with a 75% Company match on the first 6% of compensation deferred, subject to qualified plan limits. Similarly, executive officers may participate in the Company’s Employee Stock Purchase Plan, along with our other employees.
We do not maintain any defined benefit or supplemental retirement programs for our NEOs.
Impact of Tax and Accounting
We regularly consider the various tax and accounting implications of our compensation plans. When determining the value of long-term incentives and equity grants to executives and employees, the compensation costs associated with the grants are reviewed, as required by FASB ASC Topic 718.

38	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with Itron’s management and the Board’s outside compensation consultant. Based on the review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2024 Annual Report on Form 10-K and the Company’s 2025 proxy statement.
Compensation Committee

Frank M. Jaehnert, Chair
Santiago Perez
Lynda L. Ziegler

2025 PROXY STATEMENT	ITRON, INC.	39

EXECUTIVE COMPENSATION
Executive Compensation Tables
Summary Compensation Table

	ITRON, INC.
	Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Thomas L. Deitrich President and CEO	2024	900,000	388,969(4)	6,535,375	1,555,875	15,525(5)	9,395,744
	2023	875,000	—	3,746,266	1,531,250	14,850	6,167,366
	2022	830,000	—	3,059,156	—	13,725	3,902,881
Joan S. Hooper Senior Vice President and CFO	2024	550,000	—	2,133,339	570,488	49,660(5)	3,303,487
	2023	540,000	—	1,449,557	567,000	23,153	2,579,711
	2022	530,000	—	1,311,495	—	39,714	1,881,209
Donald L. Reeves Senior Vice President, Outcomes	2024	470,000	—	1,034,987	487,508	17,427(5)	2,009,922
	2023	460,000	—	519,342	458,850	12,948	1,451,140
	2022	425,000	—	405,225	—	14,828	845,053
John F. Marcolini Senior Vice President, Networked Solutions	2024	460,000	47,714(4)	1,069,181	477,135	15,586(5)	2,069,615
	2023	450,000	47,250	512,140	472,500	14,789	1,496,679
	2022	385,000	—	399,093	—	14,937	799,030
Justin K. Patrick Senior Vice President, Device Solutions	2024	415,000	43,046(4)	953,103	430,459	16,892(5)	1,858,500
	2023	400,000	42,000	477,800	420,000	13,483	1,353,283

(1)
These columns reflect the aggregate grant date fair value of RSU and PRSU awards granted under our Long-Term Incentive Plan (LTIP) and Second A&R 2010 Plan (2010 SIP) determined in accordance with FASB ASC Topic 718. See Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 regarding assumptions underlying the valuation of the equity awards granted in 2024.

(2)
Includes the grant date fair value of PRSUs assuming target performance achievement. As the performance-contingent awards are based on separate measurements of the Company’s financial performance for each year in the three-year performance cycle, FASB ASC Topic 718 requires the grant date fair value to be calculated for the portion of the award related to performance in each year. Therefore, the value in the table includes one-third of the target PRSUs for each active three-year performance cycle. For more details on how performance is calculated, refer to “A Closer Look at PRSUs” in this proxy statement.

The grant date fair value of the non-GAAP diluted EPS component is based upon the probable outcome for the award and is consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718. As required under FASB ASC Topic 718, the grant date fair value for the TSR multiplier is recalculated and included in the amounts shown for 2024 for the 2024 portion of the award in each active performance cycle and was determined using a Monte Carlo valuation model on the date the PRSUs were awarded. Grant date fair values assuming maximum performance achievement for the 2024 PRSUs for the full performance cycle (2024-2026) would be: T. Deitrich - $10,444,651; J. Hooper - $2,480,514; D. Reeves - $1,436,108; J. Marcolini - $1,501,261; J. Patrick - $1,305,410.
(3)	This column reflects the cash awards earned by the NEOs under our annual incentive program.
(4)	These values reflect payouts resulting from the discretionary individual performance factor (IPF) modifier applied to the annual incentive payouts for these executives.
(5)
We value these benefits based on the actual costs or charges incurred by us for the benefits. The amounts shown under “All Other Compensation” consist of Company 401(k) matching contributions of $15,525 for Mr. Deitrich, $16,447 for Ms. Hooper, $17,427 for Mr. Reeves, $15,586 for Mr. Marcolini, and $16,892 for Mr. Patrick; and a company match under the Executive Deferred Compensation Plan of $33,214 for Ms. Hooper.

40	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
2024 Grants of Plan-Based Awards Table

	ITRON, INC.
	Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
Thomas L. Deitrich	—	—	$1,125,000	$1,575,000	—	—	—	—	—
	2/23/2024	—	—	—	—	—	—	26,691	$1,999,957
	2/23/2024	—	—	—	—	53,383	133,458	—	$1,481,528(4)
Joan S. Hooper	—	—	$412,500	$577,500	—	—	—	—	—
	2/23/2024	—	—	—	—	—	—	12,678	$949,963
	2/23/2024	—	—	—	—	12,678	31,695	—	$351,857(4)
Donald L. Reeves	—	—	$352,500	$493,500	—	—	—	—	—
	2/23/2024	—	—	—	—	—	—	7,340	$549,986
	2/23/2024	—	—	—	—	7,340	18,350	—	$203,654(4)
John F. Marcolini	—	—	$345,000	$483,000	—	—	—	—	—
	2/23/2024	—	—	—	—	—	—	7,673	$574,938
	2/23/2024	—	—	—	—	7,673	19,183	—	$212,896(4)
Justin K. Patrick	—	—	$311,250	$435,750	—	—	—	—	—
	2/23/2024	—	—	—	—	—	—	6,672	$499,933
	2/23/2024	—	—	—	—	6,672	16,680	—	$185,171(4)

(1)
Represents threshold, target, and maximum opportunity under the Company’s annual incentive program for fiscal 2024. Our annual incentive program is discussed under the caption “Annual Cash Incentives - The Itron Incentive Plan (IIP)” in this proxy statement.

(2)
Represents range of possible PRSU payouts for the three-year performance cycle beginning in 2024; earned PRSU awards are paid in Itron common stock. Our PRSUs are discussed under the caption “A Closer Look at PRSUs” in this proxy statement.

(3)	Amounts shown in this column reflect the number of RSUs granted under our 2010 SIP.
(4)
Amounts shown are based on target performance achievement for the 2024 portion of the three-year performance cycle of PRSUs. As required under FASB ASC Topic 718, includes the value of the award contingent upon the Company’s financial performance and the grant date fair value for the TSR multiplier for the 2024 portion of the award. See footnote 2 of the Summary Compensation Table in this proxy statement for further details.

2025 PROXY STATEMENT	ITRON, INC.	41

EXECUTIVE COMPENSATION
Executive Compensation Tables
2024 Outstanding Equity Awards at Fiscal Year-End Table

	ITRON, INC.
	Outstanding Equity Awards At Fiscal Year End
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Thomas L. Deitrich	12/10/2015	37,741		$35.13	12/10/2025
	2/24/2016	37,957		$40.05	2/24/2026
	2/23/2017	22,701		$65.55	2/23/2027
	2/22/2018	20,116		$69.30	2/22/2028
	9/19/2019	76,337		$76.55	9/19/2029
	2/20/2020	28,069		$87.27	2/20/2030
	2/24/2022					9,268	$1,006,319
	2/23/2023					11,279	$1,224,674
	2/23/2023							143,730(2)	$15,606,203
	2/23/2024					26,691	$2,898,109
	2/23/2024							133,458(3)	$14,490,815
Joan S. Hooper	6/20/2017	11,515		$68.45	6/20/2027
	2/22/2018	10,058		$69.30	2/22/2028
	2/20/2020	11,695		$87.27	2/20/2030
	2/24/2022					4,634	$503,160
	2/23/2023					6,000	$651,480
	2/23/2023							35,978(2)	$3,906,437
	2/23/2024					12,678	$1,376,577
	2/23/2024							31,695(3)	$3,441,443
Donald L. Reeves	2/24/2022					1,391	$151,035
	2/23/2023					2,251	$244,414
	2/23/2023							13,490(2)	$1,464,744
	2/23/2024					7,340	$796,977
	2/23/2024							18,350(3)	$1,992,443
John F. Marcolini	9/10/2020	3,783		$57.68	9/10/2030
	2/24/2022					1,391	$151,035
	2/23/2023					2,251	$244,414
	2/23/2023							13,490(2)	$1,464,744
	2/23/2024					7,673	$833,134
	2/23/2024							19,183(3)	$2,082,836
Justin K. Patrick	2/20/2020	3,274		$87.27	2/20/2030
	2/24/2022					1,391	$151,035
	2/23/2023					2,062	$223,892
	2/23/2023							12,365(2)	$1,342,592
	2/23/2024					6,672	$724,446
	2/23/2024							16,680(3)	$1,811,114

(1)
Represents RSUs granted under the 2010 SIP. One third of the RSUs granted on February 24, 2022 vest on each of February 24, 2023, 2024, and 2025. One third of the RSUs granted on February 23, 2023 vest on February 23, 2024; the balance will vest quarterly thereafter for two years. One third of the RSUs granted on February 23, 2024 vest on February 23, 2025; the balance will vest quarterly thereafter for two years.

42	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
Vesting information for each RSU award for the NEOs that is unvested as of December 31, 2024 is described in the table below.

Vesting Date		Thomas L. Deitrich	Joan S. Hooper	Donald L. Reeves	John F. Marcolini	Justin K. Patrick
2025
	2/23/2025	2,255	1,200	450	450	412
	2/23/2025	8,888	4,221	2,444	2,555	2,221
	2/24/2025	9,268	4,634	1,391	1,391	1,391
	5/23/2025	2,256	1,200	450	450	412
	5/23/2025	2,225	1,057	611	639	556
	8/23/2025	2,256	1,200	450	450	413
	8/23/2025	2,225	1,057	612	640	556
	11/23/2025	2,255	1,199	450	450	412
	11/23/2025	2,226	1,057	612	640	556
2026
	2/23/2026	2,257	1,201	451	451	413
	2/23/2026	2,225	1,057	612	639	557
	5/23/2026	2,225	1,057	612	640	556
	8/23/2026	2,226	1,057	612	640	556
	11/23/2026	2,225	1,057	612	640	556
2027
	2/23/2027	2,226	1,058	613	640	558

(2)	Represents PRSUs granted for the three-year performance cycle beginning in 2023 assuming achievement at maximum levels of performance (250% of target).
(3)	Represents PRSUs granted for the three-year performance cycle beginning in 2024 assuming achievement at maximum levels of performance (250% of target).
(4)	Based on the closing price of our common stock on December 31, 2024 ($108.58).
2024 Option Exercises and Stock Vested Table

	ITRON, INC.
	Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Thomas L. Deitrich	46,038	3,081,040	102,009	10,306,243
Joan S. Hooper			38,108	3,711,292
Donald L. Reeves	7,510	155,813	11,926	1,159,409
John F. Marcolini			11,927	1,159,486
Justin K. Patrick			11,666	1,136,083

(1)	Represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.
(2)	Includes PRSUs earned based on financial results for the three-year performance cycle beginning in 2022 and vested on December 31, 2024.
See “Long-Term Incentives – A Closer Look at PRSUs” in this proxy statement for more detail.
(3)	Based on the fair market value of our common stock on the vest date.

2025 PROXY STATEMENT	ITRON, INC.	43

EXECUTIVE COMPENSATION
Executive Compensation Tables
2024 Nonqualified Deferred Compensation Table

ITRON, INC.
Nonqualified Deferred Compensation
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Fiscal Year End ($)
Thomas L. Deitrich	—	—	—	—	—
Joan S. Hooper	82,096	33,214	182,109	—	1,500,524
Donald L. Reeves	—	—	—	—	—
John F. Marcolini	—	—	—	—	—
Justin K. Patrick	—	—	—	—	—

(1)	This deferred compensation represents amounts that are reported as compensation earned in 2024 in the Summary Compensation Table.
(2)	This amount has been included in the “All Other Compensation” column of the Summary Compensation Table.
Potential Payments upon Termination
The following describes certain actions and payments upon termination in accordance with Company policies, the IIP and the provisions of our Third A&R 2010 Plan (2010 SIP), pursuant to which all of our equity awards are granted.
Upon any termination of employment, our NEOs are entitled to receive any accrued and unpaid base salary through the date of termination.
Termination for Cause
The executive is entitled to receive any accrued and unpaid base salary through the date of termination. All options granted automatically expire when terminated for cause and all unvested RSUs, unvested awards under the LTIP and the IIP are forfeited in the event of termination for cause.

44	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
Termination Due to Death, Disability, or Retirement
What happens if termination is due to:

Compensation Element	Death or Disability	Retirement(1)
Annual Incentive Plan	Prorated (assuming an award is earned) based on the number of calendar days employed during the performance period and such payout, if any, will be made at the same time as the other participants	Forfeited in its entirety if not employed by the Company through the completion of the performance period
RSUs(2)	Fully accelerated	If retirement occurs after 12 months following grant date, continued vesting subject to completion of new non-compete/non-solicit agreement and reasonable notice
PRSUs(3)
Shares awarded and
settled based on
actual attainment of
performance results as
measured at the end
of the performance
period ending in the
year of death or
disability. Number of
shares awarded is not
pro-rated for partial
employment during the
performance period.

If retirement occurs after 12 months
following grant date, shares
awarded at the end of the
performance period based
on actual attainment of
performance results as
measured at the end
of the performance
period. Number of
shares awarded is not
pro-rated for partial
employment during the
performance period.

(1)
Definition of Retirement: For purposes of all outstanding awards granted under the IIP to NEOs located in the U.S., “retirement” means the earlier of the age 65, or the age 55 with at least 10 years of service with Itron. For purposes of all outstanding awards granted under the 2010 SIP to NEOs located in the U.S., “retirement” means voluntary termination of employment after the date on which the award recipient has reached (i) the age of 55 and has a total of at least 10 years of continuous employment with Itron or (ii) the age of 60 and has a total of at least five (5) years of continuous employment with Itron.

(2)
RSUs: If a retirement occurs after 12 months following the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. If termination is due to death or disability (as defined in the 2010 SIP), any unvested RSUs will vest immediately.

(3)
PRSUs: If termination occurs due to death or disability during the performance period, shares will be awarded and settled based on the performance period and results ending in the year of death or disability and will not be pro-rated for partial employment during the performance period. If a retirement occurs after 12 months following the grant date, awards will vest in full based on actual performance and the applied TSR multiplier calculated at the end of the performance period, subject to non-compete/non-solicit and reasonable notice restrictions. Vested units generally will be settled at the original vesting date set forth in the award agreement, and in accordance with the provisions of Section 409A of the Code.

Voluntary Termination or Termination without Cause
•	RSUs: All unvested RSUs are forfeited upon voluntary termination or termination without cause.
•	PRSUs: All unvested PRSUs are forfeited upon voluntary termination or termination without cause. Vested units will be settled in accordance with the provisions of Section 409A of the Code.
•	Annual Incentive Plan: The bonus under the IIP would be forfeited in its entirety if the NEO is not employed by the Company through the completion of the performance period.

2025 PROXY STATEMENT	ITRON, INC.	45

EXECUTIVE COMPENSATION
Executive Compensation Tables
Potential Payments upon Change-in-Control
The following describes the material provisions of the change-in-control agreements that we have entered into with our NEOs. The change-in-control agreements provide for the following benefits if there is a change-in-control and the NEO’s employment is terminated within 24 months by the Company without cause or by the NEO for “good reason”:
•
Severance Benefit: The change-in-control agreements provide Mr. Deitrich with a severance benefit equal to 2.5 times the sum of base salary and target annual incentive opportunity. For Ms. Hooper, Mr. Reeves, Mr. Marcolini, and Mr. Patrick, the benefit is equal to two (2) times the sum of base salary and target annual incentive opportunity. For all, the benefit is paid in cash in one lump sum.

•
Pro-Rata Annual Incentive for Year of Termination: The change-in-control agreements provide for a payment based on the greater of target opportunity or actual performance (as determined by the Board), prorated for the time worked during the year of termination.

•
Welfare Benefit Continuation: The change-in-control agreements provide Mr. Deitrich with 2.5 years of life, disability and health insurance coverage (with no tax gross-up). For Ms. Hooper, Mr. Reeves, Mr. Marcolini, and Mr. Patrick, this benefit is equal to two (2) years of life, disability and health insurance coverage (with no tax gross-up). The agreements also provide our NEOs and their dependents with the same respective years of health care coverage.

•
Equity Award Vesting and Acceleration (Double Trigger): The change-in-control agreements provide that any acceleration for equity awards is “double trigger” and thus will occur only upon a change-in-control and a qualifying termination (a termination without cause or for good reason). All vesting acceleration is subject to consummation of the change-in-control transaction.

•	Excise Tax Gross-Up: There are no effective provisions for an excise tax gross-up.
•	Legal Fees: The change-in-control agreements provide that NEOs will be reimbursed for legal fees and expenses incurred in seeking to enforce the change-in-control agreement.
•
Restrictive Covenants: The change-in-control agreements include restrictive covenants relating to non-solicitation (one-year), non-disparagement, and non-competition (one-year, where enforceable), and require a release of all claims against the Company.

•	Definition of Change-in-Control: For purposes of the change-in-control agreements, a “change-in-control” generally consists of any of the following:
•	An acquisition of 25 percent or more of our voting securities;
•	Our current Board of Directors (and their approved successors) ceasing to constitute a majority of the Board;
•
Consummation of any merger or consolidation with or into another corporation, the effect of which would be that our Board would consist of a majority of directors who were not members of the Board prior to the merger or consolidation; or

•	Consummation of any sale or disposition of all or substantially all of our assets, or the approval by our shareholders of a plan of complete liquidation or dissolution of the Company.
•
Definition of Good Reason: For purposes of the change-in-control agreements, “good reason” for termination by the NEO of his or her employment generally means any one of the following acts by the Company following a change-in-control:

•	An adverse change in the NEO’s duties, status or position as an executive officer;
•	A reduction in the NEO’s base salary;
•	A reduction in the NEO’s annual bonus or long-term incentive opportunity;
•	The failure to continue to provide welfare, medical, and other fringe benefits which in the aggregate are substantially similar to those provided immediately prior to the change-in-control;
•	The requirement for the NEO to be based at an office more than 50 miles from the NEO’s office prior to the change-in-control; or
•	The failure by the Company or successor company to assume or agree to perform the provisions of the change-in-control agreement.
See also “Termination Payment Tables for NEOs” below.

46	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
Second A&R 2010 Plan (2010 SIP) Change-in-Control Provisions
Our 2010 SIP provides that in the event of a change-in-control, as defined in our change-in-control agreements described above, unless otherwise provided in the award agreement, generally awards will be assumed or substituted for by the surviving corporation and will accelerate only if not so assumed or substituted. The vesting and payout of PRSUs will be governed by the award agreement, as described below.
PRSUs Change-in-Control Provisions
If a change-in-control occurs during the following performance periods; (2022-2024) under the 2022 grant, (2023-2025) under the 2023 grant, or (2024-2026) under the 2024 grant, the PRSU awards will be vested at the greater of target or actual performance for the year, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control (i) in the event the awards are not assumed by the acquiring entity, or (ii) the beginning of the performance period and the date of termination of employment in the event the awards are assumed by the acquiring entity.
Executive Officer Severance Pay Policy
The Company recognizes that it is usually difficult for executive officers whose employment is terminated involuntarily to obtain a position comparable to the one he or she has with the Company. In view of this, any executive officer who is terminated involuntarily, except if terminated for disciplinary reasons, will be entitled to receive severance pay equal to one year’s base salary, employer benefit premium payments/reimbursement for one year and outplacement assistance provided that the executive (1) releases all claims that he or she may have against the Company, (2) enters into a one year non-compete agreement (where enforceable), (3) agrees not to solicit employees for a period of one year, and (4) agrees not to disparage the Company.

2025 PROXY STATEMENT	ITRON, INC.	47

EXECUTIVE COMPENSATION
Executive Compensation Tables
Termination Payment Tables for NEOs
The tables below reflect the estimated amount of compensation payable to each of our NEOs in the event of termination of employment or change-in-control. The tables do not include benefits generally available to all employees on a non-discriminatory basis. The amounts shown assume that such termination or change-in-control was effective as of December 31, 2024. The actual amounts to be paid out can only be determined at the time of such executive’s termination or upon a change-in-control, as applicable.

	ITRON, INC.
	Summary of Termination Payments
	Thomas Deitrich
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$1,944,844	$1,944,844
Severance(3)	$—	$—	$—	$—	$—	$900,000	$—	$5,062,500
Benefit Continuation(3)	$—	$—	$—	$—	$—	$46,938	$—	$94,846
Accelerated RSUs(4)	$—	$—	$5,129,102	$5,129,102	$2,230,993	$—	$—	$5,129,102
Accelerated PRSUs(5)	$—	$—	$25,948,050	$25,948,050	$14,057,961	$—	$—	$17,335,580

(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2.5 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2024, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2.5 times the sum of base salary and target annual bonus, plus 2.5 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2024 ($108.58). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2023 and 2024 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elapsed. As of December 31, 2024, two three-year performance cycles (2023-2025 and 2024-2026) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2022-2024 performance cycle, actual payouts were above target, and the value shown in the table represents the actual payout. Values are based on the closing price of our common stock on December 31, 2024 ($108.58).

48	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables

	ITRON, INC.
	Summary of Termination Payments
	Joan Hooper
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$570,488	$570,488
Severance(3)	$—	$—	$—	$—	$—	$550,000	$—	$1,925,000
Benefit Continuation(3)	$—	$—	$—	$—	$—	$36,589	$—	$55,177
Accelerated RSUs(4)	$—	$—	$2,531,217	$2,531,217	$1,154,640	$—	$—	$2,531,217
Accelerated PRSUs(5)	$—	$—	$6,784,187	$6,784,187	$3,907,034	$—	$—	$4,694,374

(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2024, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2024 ($108.58). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2023 and 2024 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elapsed. As of December 31, 2024, two three-year performance cycles (2023-2025 and 2024-2026) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2022-2024 performance cycle, actual payouts were above target, and the value shown in the table represents the actual payout. Values are based on the closing price of our common stock on December 31, 2024 ($108.58).

2025 PROXY STATEMENT	ITRON, INC.	49

EXECUTIVE COMPENSATION
Executive Compensation Tables

	ITRON, INC.
	Summary of Termination Payments
	Donald Reeves
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$487,508	$487,508
Severance(3)	$—	$—	$—	$—	$—	$470,000	$—	$1,645,000
Benefit Continuation(3)	$—	$—	$—	$—	$—	$40,649	$—	$63,298
Accelerated RSUs(4)	$—	$—	$1,192,426	$1,192,426	$395,448	$—	$—	$1,192,426
Accelerated PRSUs(5)	$—	$—	$2,742,405	$2,742,405	$1,289,170	$—	$—	$1,709,426

(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2024, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2024 ($108.58). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2023 and 2024 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elapsed. As of December 31, 2024, two three-year performance cycles (2023-2025 and 2024-2026) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2022-2024 performance cycle, actual payouts were above target, and the value shown in the table represents the actual payout. Values are based on the closing price of our common stock on December 31, 2024 ($108.58).

50	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables

	ITRON, INC.
	Summary of Termination Payments
	John Marcolini
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$524,849	$524,849
Severance(3)	$—	$—	$—	$—	$—	$460,000	$—	$1,610,000
Benefit Continuation(3)	$—	$—	$—	$—	$—	$38,853	$—	$59,706
Accelerated RSUs(4)	$—	$—	$1,228,583	$1,228,583	$395,448	$—	$—	$1,228,583
Accelerated PRSUs(5)	$—	$—	$2,790,615	$2,790,615	$1,289,170	$—	$—	$1,725,525

(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2024, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2024 ($108.58). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2023 and 2024 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elapsed. As of December 31, 2024, two three-year performance cycles (2023-2025 and 2024-2026) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2022-2024 performance cycle, actual payouts were above target, and the value shown in the table represents the actual payout. Values are based on the closing price of our common stock on December 31, 2024 ($108.58).

2025 PROXY STATEMENT	ITRON, INC.	51

EXECUTIVE COMPENSATION
Executive Compensation Tables

	ITRON, INC.
	Summary of Termination Payments
	Justin Patrick
Executive Benefits(1)	Termination for Cause	Voluntary Termination	Death	Disability	Retirement	Termination Without Cause	Change-in- Control	Termination Without Cause or by Executive for Good Reason Following a Change-in- Control
Annual Incentive(2)	$—	$—	$—	$—	$—	$—	$473,505	$473,505
Severance(3)	$—	$—	$—	$—	$—	$415,000	$—	$1,452,500
Benefit Continuation(3)	$—	$—	$—	$—	$—	$38,311	$—	$58,622
Accelerated RSUs(4)	$—	$—	$1,099,373	$1,099,373	$374,927	$—	$—	$1,099,373
Accelerated PRSUs(5)	$—	$—	$2,564,261	$2,564,261	$1,240,309	$—	$—	$1,622,816

(1)
The above table does not include amounts under our Executive Deferred Compensation Plan, stock option awards that are fully vested, earned salary, and accrued vacation as those items are earned and due to the employee regardless of such termination or change-in-control events. It also does not include amounts payable under life insurance coverage, our accidental death & dismemberment coverage or our business travel accident coverage, which are programs available to all employees. Under the change-in-control agreement with this executive the term is 24 months following a change-in-control and the severance payment is equal to 2 times the sum of the executive's base salary and target annual bonus. Each form of payment is mutually exclusive based on the individual circumstances or events and therefore represents a single payment and should not be added together.

(2)
Pursuant to our change-in-control agreement with this executive, the annual bonus payable in the event of termination following a change-in-control is the greater of target or the actual amount earned. For 2024, the annual incentive plan payout was greater than target, so the actual payout is shown.

(3)
The Executive Officer Severance Pay Policy provides an executive officer a severance payment equal to 1 times base salary plus one year of continued benefits and outplacement. The change-in-control agreements provide for a severance payment equal to 2 times the sum of base salary and target annual bonus, plus 2 years of continued benefits.

(4)
For the RSUs, upon termination due to death or disability, represents the accelerated value of the RSUs based on the closing price of our common stock on December 31, 2024 ($108.58). Upon a termination due to retirement after the first anniversary of the grant date, RSUs will continue to vest subject to non-compete/non-solicit and reasonable notice restrictions. 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Upon a change-in-control only (single trigger), RSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding RSUs.

(5)
Upon a termination due to death or disability, awards will vest based on actual performance at the conclusion of the performance period ending in the year of death or disability. Shares continue to vest through the year of death or disability and all unvested shares are accelerated. Fiscal year 2023 and 2024 values assume above target performance will be achieved. Upon a termination due to retirement after the first anniversary of the grant date, awards will vest in full based on actual performance at the end of the performance period (no pro-rated payout). 2024 awards are assumed forfeited, as retirement at December 31, 2024 is before the first anniversary of the grant date. Pursuant to our award agreements with this executive the PRSUs outstanding as of the change-in-control will be vested at the greater of target or actual performance for the performance period, and pro-rated based on the number of calendar days between the beginning of the performance period and the change-in-control. Upon a change-in-control only (single trigger), PRSUs that are not assumed by an acquirer will accelerate; values presume that the acquirer assumes applicable outstanding PRSUs. Upon termination following a change-in-control (double-trigger), the PRSUs will be vested at the greater of target or actual performance and pro-rated based on the portion of the performance period elapsed. As of December 31, 2024, two three-year performance cycles (2023-2025 and 2024-2026) are not yet complete and the awards are tracking above target, so pro-rated actual values are included in this table. For the 2022-2024 performance cycle, actual payouts were above target, and the value shown in the table represents the actual payout. Values are based on the closing price of our common stock on December 31, 2024 ($108.58).

52	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
2024 Compensation Risk Assessment
It is our belief that a majority of an NEO’s total compensation should be variable “at risk” compensation, meaning it is tied to the Company’s financial performance. However, because performance-based incentives play a large role in our compensation program, we strive to ensure that incentives do not result in actions that may conflict with the long-term best interests of the Company and our shareholders. Therefore, the Committee evaluated the compensation plans and policies (applicable to executive officers and CEO direct reports) in February 2024 for attributes that could cause excessive risk taking. We concluded that our programs and policies do not encourage excessive risk-taking because: (a) the salary component of our program is a fixed amount; (b) the majority of the average compensation paid to our executive officers is delivered in the form of equity ownership, which aligns the interest of our executive officers with those of our shareholders; (c) NEOs are subject to our stock ownership guidelines; and (d) the annual cash-based incentive plan and long-term incentive plans are designed with risk-mitigating characteristics such as (i) maximum award payouts based on the attainment of various and continually evolving Company financial objectives which diversify risks associated with a single indicator of performance, (ii) our equity-based incentives encourage a longer-term focus through multi-year performance periods, (iii) our risk-mitigating policies in place such as insider trading and hedging prohibitions and clawbacks, and (iv) review and approval of final awards by our Committee (and the independent members of the full Board in the case of the CEO), which is composed entirely of independent directors who have discretion under our plans to approve, modify, or eliminate any award earned.
CEO Pay Ratio
We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO:
For 2024, our last completed fiscal year:
•	the median of the annual total compensation of all employees of our company (other than our CEO) was $67,990; and
•	the annual total compensation of our CEO was $9,395,744.
For 2024, the annual total compensation of our CEO was 138 times that of the median of the annual total compensation of all employees. This calculation is based on our employee population of 5,040 as of December 31, 2024. The median employee was identified using base pay, overtime pay, short-term incentives, and long-term incentive grant date fair values for the twelve months ended December 31, 2024. Our median employee is in the United States.
The annual total compensation for each of the CEO and the median employee was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2025 PROXY STATEMENT	ITRON, INC.	53

EXECUTIVE COMPENSATION
Executive Compensation Tables
Pay Versus Performance
In accordance with rules adopted by the SEC, we provide the following disclosure regarding executive “Compensation Actually Paid” or “CAP” (as calculated in accordance with SEC rules) and certain Company performance for the fiscal years listed below. You should refer to “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement for a complete description of how executive compensation relates to Company performance and how the Compensation Committee makes its decisions.

					Year-end value of $100 invested on 12/31/2019 in:
Year	Summary Compensation Table Total for Thomas L. Deitrich ($)	Compensation Actually Paid to Thomas L. Deitrich(1)(2) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(3) ($)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(3)(7) ($)	ITRI ($)	Peer Group(4) ($)	Net Income (loss) attributable to Itron, Inc. (in millions)(5) ($)	Adj. EBITDA (in millions)(6) ($)
2024	9,395,744	25,612,917	2,310,381	4,984,227	129.34	116.71	239.1	323.6
2023	6,167,366	14,985,547	1,720,203	3,088,435	89.95	103.85	96.9	225.6
2022	3,902,881	2,219,992	1,168,312	718,317	60.33	94.48	(9.7)	95.1
2021	4,540,331	1,543,572	1,712,738	1,006,326	81.62	131.50	(81.3)	115.2
2020	3,638,204	3,850,288	1,311,769	1,094,823	114.23	131.60	(58.0)	178.4

(1)	Deductions from, and additions to, total compensation in the Summary Compensation Table for 2024 to calculate Compensation Actually Paid include:

	2024
	Thomas L. Deitrich	Average Non- CEO NEOs
Total Compensation from Summary Compensation Table	$9,395,744	$2,310,381
Adjustments for Pension
Adjustment Summary Compensation Table Pension	$—	$—
Amount added for current year service cost	$—	$—
Amount added for prior service cost impacting current year	$—	$—
Total Adjustments for Pension	$—	$—
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(6,535,375)	$ (1,297,652)
Year-end fair value of unvested awards granted in the current year	$12,119,844	$2,416,807
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$6,856,621	$985,975
Fair values at vest date for awards granted and vested in current year	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$3,776,083	$568,717
Forfeitures during current year equal to prior year-end fair value	$—	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—
Total Adjustments for Equity Awards	$ 16,217,173	$2,673,846
Compensation Actually Paid (as calculated)	$ 25,612,917	$4,984,227

(2)
Assumptions used in the valuation of equity awards for purposes of calculating Compensation Actually Paid were materially the same as at grant date, except for adjusting for expected performance of PRSUs at each measurement date. Additionally, for CAP calculation purposes, adjustments have been made to reflect fair values of equity awards as of each measurement date.

(3)	Non-CEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
2023-2024: Hooper, Joan S.; Reeves, Donald L.; Marcolini, John F.; Patrick, Justin K.
2022: Hooper, Joan S.; Cadieux, Michel C.; Reeves, Donald L.; Marcolini, John F.
2020-2021: Hooper, Joan S.; Cadieux, Michel C.; Reeves, Donald L.; Hlavinka, Sarah E.

54	ITRON, INC.	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation Tables
(4)
Years 2020 to 2024 reflect the 2024 peer group as disclosed in our 2024 Form 10-K: LM Ericsson Telephone Company; Xylem Inc.; Landis+Gyr Group AG; Advanced Energy Industries, Inc. We changed our 10-K peer group in 2024 to add Advanced Energy Industries and remove Mueller Water Products to better reflect our business, 50% of which is focused on electricity.

Our 2023 peer group included: LM Ericsson Telephone Company; Xylem Inc.; Landis+Gyr Group AG; Mueller Water Products, Inc. If the peer group TSR results had been calculated based on the 2023 peer group, the peer group TSR for 2020, 2021, 2022, 2023, and 2024 would have been $130.32, $131.40, $92.95, $101.92, and $117.07, respectively.
Peer group TSR represents the weighted peer group TSR, weighted according to respective companies’ stock market capitalization at the beginning of each period for which a return is indicated.
(5)	Amounts represent net income (loss) reflected in the Company’s audited financial statements for the applicable year.
(6)
In the Company’s assessment, Adjusted EBITDA represents the most important financial performance measure (not otherwise required to be disclosed in the table) used by the Company to link Compensation Actually Paid to the NEOs to Company performance for the most recently completed fiscal year. We define Adjusted EBITDA as net income (loss) (a) minus interest income, (b) plus interest expense, depreciation and amortization, restructuring, loss on sale of businesses, strategic initiative expenses, software project impairment, Russian currency translation write-off, goodwill impairment, acquisition and integration related expenses, and (c) excluding income tax provision or benefit.

(7)	Average Compensation Actually Paid to Non-CEO NEOs for 2023 as reflected in last year's disclosure has been adjusted to reflect a corrected year-end PRSU value for one NEO.
Most Important Performance Measures
In our assessment, the most important performance measures used to link CAP to Company performance are listed in the table below, not ranked in order of importance. The role of each of these performance measures in our executive compensation program is discussed under “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis” in this proxy statement.
Performance Measures
Adjusted EBITDA
Revenue
Non-GAAP diluted EPS

2025 PROXY STATEMENT	ITRON, INC.	55

EXECUTIVE COMPENSATION
Executive Compensation Tables
Descriptions of the Information Presented in the Pay Versus Performance Table
The illustrations below compare CAP and the following measures:
•	the Company’s cumulative TSR and the peer group’s cumulative TSR;
•	the Company’s Net income (loss) attributable to Itron, Inc.; and
•	the Company’s Adjusted EBITDA.

56	ITRON, INC.	2025 PROXY STATEMENT

PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
Our Board has approved, and is recommending to our shareholders for approval, amendments to our articles of incorporation (the “Articles”) to increase the number of authorized shares of common stock, without par value, from 75 million to 150 million (the “Share Increase Proposal”). The Board has determined that the Share Increase Proposal is advisable and in the best interests of Itron and its shareholders and has approved the Share Increase Proposal, subject to shareholder approval.
The Share Increase Proposal would amend Article 2 of the Articles as shown in Appendix A. If the Share Increase Proposal is approved, as soon as practicable after the Annual Meeting, we will file the amended Articles with the office of the Secretary of State of the State of Washington to implement the increase in the authorized number of shares of common stock. The amended Articles will become effective on the date it is filed with the Secretary of State of the State of Washington. If any of Proposal 3, Proposal 4, or Proposal 5 is approved but not one or more of the other, we expect the certificate of amendment we file would reflect the amendment(s) in the proposal(s) that are approved.
Purpose and Effect of the Share Increase Proposal
In connection with the sale and issuance in March 2021 of Itron’s 0.0% Convertible Senior Notes due 2026 (“2021 Convertible Notes”), we entered into warrant conversions with counterparties to purchase 3.7 million shares of common stock (the “warrants”). In connection with entering into the warrants, we reserved an aggregate of approximately 7.3 million shares for issuance under such warrants. In June 2024, in connection with the sale and issuance of Itron’s 1.375% Convertible Notes due 2030 (“2024 Convertible Notes”), we entered into amendments with the counterparties to the warrants to reduce the aggregate share reserve from approximately 7.3 million to 4.5 million shares of common stock pursuant to the warrants until following the time that we received approval from shareholders to amend our Amended and Restated Articles of Incorporation to increase the number of authorized share of common stock. If the Share Increase Proposal is adopted, the share reserve relating to the warrants will revert back to approximately 7.3 million shares.
In addition, the Board believes that additional authorized shares of common stock would give the Company the necessary flexibility to issue shares for various corporate purposes, including, in particular, raising capital, and enable the Company to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; future grants and awards under equity compensation plans; stock splits and stock dividends; and other general corporate working capital needs. The additional shares may be used for various purposes without further shareholder approval. The discretion of the Board, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require shareholders to approve such transaction.
In addition to the 45,570,047 shares of Common Stock outstanding on March 4, 2025, the Board has reserved an aggregate of 23,802,984 shares of common stock, including:
•	5,174,596 shares reserved for potential issuance under the 2021 Convertible Notes;
•	4,500,000 shares reserved for potential issuance under the warrants*;
•	7,820,817 shares reserved for potential issuance under the 2024 Convertible Notes;
•	5,837,654 shares reserved for future issuance under the 2010 Equity Incentive Plan, the vesting of outstanding RSUs, and the exercise of outstanding stock options; and
•	469,917 shares reserved for future issuance under the 2012 Employee Stock Purchase Plan.
*	As noted above, if the Share Increase Proposal is approved, then the reserve will increase to approximately 7.3 million shares.
The additional common stock to be authorized by adoption of the Share Increase Proposal would have rights identical to the Company’s currently outstanding common stock. Adoption of the Share Increase Proposal and any future issuance of the common stock would not affect the rights of the holders of the Company’s currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the voting rights of current holders of common stock. SEC rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board has not proposed the Share Increase Proposal with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company under certain circumstances, such shares could have an anti-takeover effect.

2025 PROXY STATEMENT	ITRON, INC.	57

The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the Share Increase Proposal is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

The Board believes approval of the Share
Increase Proposal is in the best interests of the
shareholders as described in this proxy, and
recommends a vote “FOR” the approval of the
Share Increase Proposal.

58	ITRON, INC.	2025 PROXY STATEMENT

PROPOSAL 4 – APPROVAL OF AMENDMENTS TO THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO MAKE CERTAIN TECHNICAL AND ADMINISTRATIVE CHANGES
Our Board has approved, and is recommending to our shareholders for approval, amendments to our articles of incorporation to remove certain obsolete references and make other technical and administrative changes (the “Administrative Changes Proposal”). The Board has determined that Administrative Changes Proposal is advisable and in the best interests of Itron and its shareholders and has approved the Administrative Changes Proposal, subject to shareholder approval.
The Administrative Changes Proposal would amend Articles 2 and 3 of the Articles as shown in Appendix B. If the Administrative Changes Proposal is approved, as soon as practicable after the Annual Meeting, we will file the amended Articles with the office of the Secretary of State of the State of Washington. The amended Articles will become effective on the date it is filed with the Secretary of State of the State of Washington. If any of Proposal 3, Proposal 4, or Proposal 5 is approved but not one or more of the other, we expect the certificate of amendment we file would reflect the amendment(s) in the proposal(s) that are approved.
Purpose and Effect of the Proposal
The amendments to be approved by this proposal are to remove obsolete references that are outdated and no longer relevant and make certain other technical and administrative changes. These proposed changes are as follows:
•
Removing language from Article 2 of the Articles relating to the designation of rights and preferences of Series R Participating Cumulative Preferred Stock, of which no shares are outstanding and the designation is no longer needed.

•	Amending Article 3 of the Articles to update the name and address of the registered agent.
We believe that the proposed amendments in this Proposal 4 are immaterial changes that do not substantively affect shareholder rights.

The Board believes approval of the
Administrative Changes Proposal is in the best
interests of the shareholders as described
in this proxy, and recommends a vote “FOR”
the approval of the Administrative Changes
Proposal.

2025 PROXY STATEMENT	ITRON, INC.	59

PROPOSAL 5 – APPROVAL OF AN AMENDMENT TO THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCLUDE INDEMNIFICATION PROVISIONS
Our Board has approved, and is recommending to our shareholders for approval, amendments to our Articles to include indemnification provisions providing that the Company will indemnify directors and officers to the fullest extent permitted by law (the “Indemnification Proposal”). The Board has determined that the Indemnification Proposal is advisable and in the best interests of Itron and its shareholders and has approved the Indemnification Proposal, subject to shareholder approval.
The Indemnification Proposal would amend Article 9 of the Articles as shown in Appendix C.
If the Indemnification Proposal is approved, as soon as practicable after the Annual Meeting, we will file the amended Articles with the office of the Secretary of State of the State of Washington. The amended Articles will become effective on the date it is filed with the Secretary of State of the State of Washington. If any of Proposal 3, Proposal 4, or Proposal 5 is approved but not one or more of the other, we expect the certificate of amendment we file would reflect the amendment(s) in the proposal(s) that are approved.
Purpose and Effect of the Proposal
The Washington Business Corporation Act (the “WBCA”) mandates that a corporation indemnify its directors who are successful in the defense of any proceeding to which the director is a party due to being a director of the corporation. The WBCA further permits corporations to indemnify a director made party to a proceeding, or obligate itself to advance or reimburse expenses incurred in a proceeding, without regard to the limitations in RCW 23B.08.510 through 23B.08.550, subject to certain exceptions, when authorized in the articles of incorporation or a bylaw approved by shareholders.
The Amended and Restated Bylaws of the Company authorizes and requires the Company to indemnify directors and officers to the fullest extent permitted under the WBCA. Inclusion of this authorization in the Articles will not change our current indemnification obligations. However, we believe including these provisions in the Articles, in addition to the Restated Bylaws, better ensures that these protections will continue to be available to directors and officers. The Board believes that this approach reflects common practice and that by also including these provisions in the Articles, that the Company will be able to continue to attract and retain the services of knowledgeable and experienced persons as directors and officers.
We believe that the proposed amendments in this Proposal 5 are immaterial changes that do not substantively affect shareholder rights.

The Board believes approval of the
Indemnification Proposal is in the best interests
of the shareholders as described in this proxy,
and recommends a vote “FOR” the approval of
the Indemnification Proposal.

60	ITRON, INC.	2025 PROXY STATEMENT

PROPOSAL 6 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
The Board, upon the recommendation of its Audit/Finance Committee, has selected Deloitte & Touche LLP to serve as the Company’s independent registered public accountant for the 2025 fiscal year, subject to ratification by our shareholders. Although not required to do so, the Board is submitting the selection of Deloitte & Touche LLP for ratification by the Company’s shareholders for their views on the Company’s independent registered public accountant and as a matter of good corporate practice. Deloitte & Touche LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit/Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit/Finance Committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the Board, at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

The Board recommends that shareholders vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accountant for fiscal year 2025.

2025 PROXY STATEMENT	ITRON, INC.	61

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S AUDIT FEES AND SERVICES
For the years ended December 31, 2023 and 2024, professional services were performed by Deloitte & Touche LLP and their respective affiliates (collectively, Deloitte). The aggregate fees billed by Deloitte for the years ended December 31, 2023 and 2024 were as follows:

Services Rendered	2023	2024
Audit Fees(1)	$7,377,059	$7,803,252
Audit-Related Fees(2)	15,000	—
Total Audit and Audit-Related Fees	7,392,059	7,803,252
Tax Fees(3)	2,135,291	2,688,011
Other Fees(4)	2,064	2,064
Total Fees	$9,529,414	$10,493,326

(1)
Audit services include fees for professional services rendered for the audit of the Company’s annual financial statements and internal controls over financial reporting for the years ended December 31, 2023 and 2024, including out of pocket expenses, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q. In addition, services include statutory audits required, and accounting consultations on matters related to the annual audits or interim reviews.

(2)
Audit-related services are disclosed in the year incurred, based on when the work is performed. These services typically include due diligence in connection with acquisitions, accounting process advice, and agreed-upon procedures.

(3)
Tax services are disclosed in the year incurred, based on when the work is performed. These services include tax consulting, tax advisory, and tax planning during the years ended December 31, 2023 and 2024.

(4)	Services performed by Deloitte qualifying as “Other” for the years ended December 31, 2023 and 2024, are related to accounting research tools.
The Audit/Finance Committee has adopted policies and procedures that require the Company to obtain the Committee’s pre-approval of all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval is generally granted on a quarterly basis, is detailed as to the particular service or category of services to be provided and is granted after consideration of the estimated fees for each service or category of service. Actual fees and any changes to estimated fees for pre-approved services are reported to the Committee on a quarterly basis. In 2023 and 2024, all services were pre-approved in accordance with the charter of the Audit/Finance Committee.

62	ITRON, INC.	2025 PROXY STATEMENT

2024 AUDIT/FINANCE COMMITTEE REPORT
The Audit/Finance Committee is composed of independent directors as defined by Rule 5605(a)(2) of the Nasdaq rules and acts under a written charter developed by the Committee and approved by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. Deloitte & Touche LLP, the Company’s independent registered public accounting firm in 2024, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (the PCAOB) and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes on behalf of our Board of Directors.
In connection with the December 31, 2024 financial statements, the Audit/Finance Committee hereby reports as follows:
(1)	The Audit/Finance Committee has reviewed and discussed the audited financial statements and report on internal control over financial reporting with management.
(2)	The Audit/Finance Committee has discussed with the independent auditors the matters required by the applicable requirements of the PCAOB and the SEC.
(3)
The Audit/Finance Committee has received the written disclosures and the letter from the auditors, as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit/Finance Committee concerning independence and discussed with the auditors the auditors’ independence.

(4)
Based upon these reviews and discussions, the Audit/Finance Committee has recommended to the Board of Directors and the Board has approved, that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2024 and filed with the SEC.

Audit/Finance Committee

Timothy M. Leyden, Chair Mary C. Hemmingsen Jerome J. Lande Sanjay Mirchandani

2025 PROXY STATEMENT	ITRON, INC.	63

EQUITY COMPENSATION PLAN INFORMATION
The following table gives certain information about our equity compensation plans in effect as of December 31, 2024.

Plan Category	Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Issuance Under Equity Compensation Plans (excluding shares reflected in column (a)) (c)
Equity Compensation Plans Approved by Shareholders(1)	1,105,490 (1)	$64.55 (2)	5,067,958 (3)
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	1,105,490 (1)	$64.55 (2)	5,067,958 (3)

(1)
Under the provisions of the Second A&R 2010 Plan, the Company may grant stock awards, stock units, performance shares, stock appreciation rights, and performance units (collectively Awards) in addition to stock options. For purposes of this table, the number of PRSUs included are determined based on achievement of target performance goals.

(2)	The weighted-average exercise price pertains only to outstanding options.
(3)	This number includes 4,590,590 shares available for issuance under the Second A&R 2010 Plan and 477,368 shares available for issuance under the 2012 Employee Stock Purchase Plan, as amended.

64	ITRON, INC.	2025 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Directors and Executive Officers
The following table provides information with respect to the beneficial ownership of our common stock as of March 4, 2025 by each of our directors, each of our named executive officers listed in the Summary Compensation Table, and our director nominee, directors, and executive officers as a group. The percentage ownership data is based on 45,570,047 shares of our common stock outstanding as of March 4, 2025. Under SEC rules, beneficial ownership includes shares over that which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options that are currently exercisable or will become exercisable within 60 days or shares of restricted stock units vested or that will vest within 60 days are deemed outstanding for computing the number of shares and the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. The address of each person named in the table, unless otherwise indicated, is c/o Itron, Inc., 2111 N. Molter Road, Liberty Lake, WA 99019.

	Shares Beneficially Owned
Name	Number	Percent
Directors and Executive Officers:
Thomas L. Deitrich(1)	423,503	*
Joan S. Hooper(2)	100,094	*
Donald L. Reeves(3)	7,596	*
John F. Marcolini(4)	12,888	*
Justin K. Partick(5)	21,346	*
Mary C. Hemmingsen(6)	5,630	*
Frank M. Jaehnert(7)	21,362	*
Jerome J. Lande(8)	7,752	*
Timothy M. Leyden(9)	15,052	*
Sanjay Mirchandani(10)	3,811	*
Santiago Perez(11)	9,506	*
Diana D. Tremblay(12)	23,244	*
Lynda L. Ziegler(13)	16,825	*
All directors and executive officers as a group (16 persons)(14)	695,664	1.51%

*	Less than 1%.
(1)
For Mr. Deitrich, represents shares owned as of March 4, 2024 and includes 185,180 shares issuable on exercise of outstanding options exercisable within 60 days and 25,000 shares indirectly held in trust for the benefit of Mr. Deitrich’s son, of which Mr. Deitrich is a trustee.

(2)	For Ms. Hooper, represents shares owned as of March 4, 2024 and includes 33,268 shares issuable on exercise of outstanding options exercisable within 60 days.
(3)	For Mr. Reeves, represents shares owned as of March 4, 2024.
(4)	For Mr. Marcolini, represents shares owned as of March 4, 2024 and includes 3,783 shares issuable on exercise of outstanding options exercisable within 60 days.
(5)	For Mr. Patrick, represents shares owned as of March 4, 2024 and includes 3,274 shares issuable on exercise of outstanding options exercisable within 60 days.
(6)	For Ms. Hemmingsen, represents shares owned as of March 4, 2024.
(7)	For Mr. Jaehnert, represents shares owned as of March 4, 2024, including 14,949 shares of which Mr. Jaehnert has deferred receipt of pursuant to Itron's Executive Deferred Compensation Plan.
(8)	For Mr. Lande, represents shares owned as of March 4, 2024.
(9)	For Mr. Leyden, represents shares owned as of March 4, 2024, including 1,323 shares of which Mr. Leyden has deferred receipt of pursuant to Itron's Executive Deferred Compensation Plan.
(10)	For Mr. Mirchandani, represents shares owned as of March 4, 2024.
(11)	For Mr. Perez, represents shares owned as of March 4, 2024.
(12)	For Ms. Tremblay, represents shares owned as of March 4, 2024.
(13)	For Ms. Ziegler, represents shares owned as of March 4, 2024.
(14)	Includes 225,505 shares issuable on exercise of outstanding options that are held by all current directors and executive officers and are exercisable within 60 days.

2025 PROXY STATEMENT	ITRON, INC.	65

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Principal Shareholders
The following table provides information with respect to the beneficial ownership of our common stock as of March 4, 2025 by each person that we know beneficially owns more than five percent (5%) of our common stock. We have based percentage ownership of our common stock 45,570,047 shares of our common stock outstanding as of the measurement date.

	Shares of Common Stock Beneficially Owned
Name and Address	Number	Percent
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	7,636,047	16.76%

Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	5,655,428	12.41%

Invesco Ltd(3) 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	2,546,468	5.59%

(1)
Information is based on Amendment No. 25 to a Schedule 13G/A filed with the SEC on October 18, 2024 by BlackRock, Inc., reporting beneficial ownership as of September 30, 2024 on behalf of its investment advisory subsidiaries, BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, SpiderRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Managers Ltd. The Schedule 13G indicates that BlackRock Fund Advisors beneficially owns 5 or greater of these shares reported, and that BlackRock, Inc. has sole voting power over 7,591,538 of these shares and sole dispositive power over all of these shares.

(2)
Information is based on Amendment No. 12 to a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (Vanguard), reporting beneficial ownership as of December 29, 2023. The Schedule 13G indicates that Vanguard has sole dispositive power over 5,571,896 of these shares and shared dispositive power over 83,532 of these shares. Vanguard has shared voting power over 35,647 of these shares.

(3)
Information is based on Schedule 13G filed with the SEC on November 8, 2024 by Invesco Ltd., reporting beneficial ownership as of September 30, 2024 on behalf of Invesco Advisors, Inc., Invesco Asset Management Deutschland GmbH, and Invesco Capital Management LLC. Invesco Ltd. has sole voting power over 2,451,886 of these shares and sole dispositive power over 2,527,712 of these shares.

66	ITRON, INC.	2025 PROXY STATEMENT

LIST OF SHAREHOLDERS OF RECORD
A list of shareholders of record entitled to vote at the annual meeting will be available at the annual meeting and will also be available ten days prior to the annual meeting between the hours of 9:00 a.m. and 4:00 p.m., Pacific time, at the office of the Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019. A shareholder may examine the list for any legally valid purpose related to the annual meeting.
ANNUAL REPORT AND FINANCIAL STATEMENTS
A copy of our 2024 Annual Report to Shareholders, which includes our financial statements for the year ended December 31, 2024, accompanies this proxy statement. In addition, you may view the Annual Report and this proxy statement on our Company website, www.itron.com, by selecting “Investor Relations” and then “Financials and Filings.”
SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING
Requirements for Shareholder Proposals to be Considered for Inclusion in Itron’s Proxy Materials.
Under the SEC’s proxy rules, shareholder proposals that meet specified conditions must be included in our proxy statement and proxy for the 2026 annual meeting. Under Exchange Act Rule 14a-8(e), shareholders that intend to present a proposal at our 2026 annual meeting must give us written notice of the proposal not later than November 24, 2025 for the proposal to be considered for inclusion in our proxy materials for that meeting.
Requirements for Shareholder Proposals and Nominations to be Brought Before the Annual Meeting.
Shareholders who wish to submit nominations for the election of directors or proposals that will not be included in our proxy materials must do so in accordance with the advance notice provisions and other applicable requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws provide that the notice of proposals to be considered at our annual meeting must be received by Itron at least 90 days and not more than 120 days prior to the anniversary date of the prior year’s annual meeting. Accordingly, shareholders who intend to present proposals at the 2026 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose not later than February 7, 2026 and no sooner than January 8, 2026.
Additionally, our Amended and Restated Bylaws provide that the notice of nominations for election of directors must be received at least 90 days and not more than 120 days prior to the date of our annual meeting (or if less than 60 days’ notice or prior public disclosure of the date of such annual meeting is given or made to the shareholders, not later than the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made). We anticipate that our 2026 Annual Meeting of Shareholders will be held on May 14, 2026. Based on the expected date of the 2026 annual meeting, shareholders who intend to present notice of nominations for election of directors at the 2026 annual meeting that will not be included in our proxy materials must provide to our Corporate Secretary written notice of the business they wish to propose not later than February 13, 2026 and no sooner than January 14, 2026.
Our timely receipt of a proposal or nomination by a qualified shareholder will not guarantee inclusion in our proxy materials or presentation at the 2026 annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with all applicable requirements of the SEC’s proxy rules, state law, and our Amended and Restated Bylaws.
Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Amended and Restated Bylaws must comply with the additional requirements of Rule 14a-19(b).
Shareholder proposals should be directed to the attention of our Corporate Secretary, Itron, Inc., 2111 N. Molter Road, Liberty Lake, Washington 99019.

2025 PROXY STATEMENT	ITRON, INC.	67

OTHER INFORMATION
We make available, free of charge, copies of our filings with the SEC, including this proxy statement and our Annual Report to Shareholders, upon the request of shareholders. The documents are also available for downloading or printing by going to our website at www.itron.com, and selecting “Investor Relations” and then “Financials and Filings.” Shareholders may submit a request for printed copies by e-mail through our website at www.itron.com, by selecting “Investor Relations” and then “Contact” or by mail to the following address:
Itron, Inc. – Attention: Investor Relations
2111 N. Molter Road
Liberty Lake, Washington 99019

68	ITRON, INC.	2025 PROXY STATEMENT

APPENDIX A
PROPOSAL 3: AMENDMENT TO THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
If Proposal 3 is adopted and effected, Article 2 of the Articles would be amended as follows (additions are shown as double underlined and deletions are shown as struck through):
ARTICLE 2 – SHARES
2.1	Authorized Capital
The total number of shares which the corporation is authorized to issue is ~~85~~165,000,000, consisting of ~~75~~150,000,000 shares of Common Stock without par value and 10,000,000 shares of Preferred Stock without par value. The Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth.

2025 PROXY STATEMENT	ITRON, INC.	A-1

APPENDIX B
PROPOSAL 4 – AMENDMENTS TO THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO MAKE CERTAIN TECHNICAL AND ADMINISTRATIVE CHANGES
If Proposal 4 is adopted and effected, Articles 2 and 3 of the Articles would be amended as follows (additions are shown as double underlined and deletions are shown as struck through):
ARTICLE 2 – SHARES
~~2.8~~	~~Designation of Rights and Preferences of Series R Participating Cumulative Preferred Stock~~
~~The following series of Preferred Stock is hereby designated, which series shall have the rights, preferences and privileges and limitations set forth below:~~
~~2.8.1~~	~~Designation of Series R Participating Cumulative Preferred Stock~~
~~The shares of such series shall be designated the “Series R Participating Cumulative Preferred Stock” (the “Series R Preferred Stock”), without par value. The number of shares initially constituting the Series R Preferred Stock shall be 1,000,000; provided, however, if more than a total of 1,000,000 shares of Series R Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Rights Agreement dated as of December 11, 2002 between the corporation and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”), the corporation's Board of Directors, pursuant to Section 23B.06.020 of the Revised Code of Washington, shall direct by resolution or resolutions that Articles of Amendment be properly executed and filed with the Washington Secretary of State providing for the total number of shares of Series R Preferred Stock authorized for issuance to be increased (to the extent that the Amended and Restated Articles of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights. In addition, such number of shares may be decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series R Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the corporation convertible into Series R Preferred Stock.~~
~~2.8.2~~	~~Dividends and Distributions~~
~~(a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the corporation ranking prior and superior to the shares of Series R Preferred Stock with respect to dividends, the holders of shares of Series R Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors, out of the assets of the corporation legally available therefor, quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the corporation's Board of Directors shall approve (each such date being referred to in this Designation as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series R Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $0.01 and (ii) the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the corporation shall simultaneously pay or make on each outstanding whole share of Series R Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of Common Stock. As used in this Designation and in the Rights Agreement, the “Formula Number” shall be 100; provided, however, that if at any time after December 11, 2002 the corporation shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that if at any time after December 11, 2002 the corporation shall issue any shares of its capital stock in a merger, reclassification or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.~~
~~(b) The Corporation shall declare a dividend or distribution on the Series R Preferred Stock as provided in Section 2.8.2(a) immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that in the event no dividend or distribution (other than a dividend or distribution in shares of Common Stock) shall have been declared on the Common~~

2025 PROXY STATEMENT	ITRON, INC.	B-1

Appendix B
~~Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series R Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Corporation's Board of Directors may fix a record date for the determination of holders of shares of Series R Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock and which shall not be more than 60 days prior to the date fixed for payment thereof.~~
~~(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series R Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series R Preferred Stock; provided, however, that dividends on such shares that are originally issued after the record date for the determination of holders of shares of Series R Preferred Stock entitled to receive a quarterly dividend on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series R Preferred Stock that are originally issued prior to the record date for the determination of holders of shares of Series R Preferred Stock entitled to receive a quarterly dividend on or prior to the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter (or such other Quarterly Dividend Payment Date as the corporation's Board of Directors shall approve) next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series R Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.~~
~~(d) So long as any shares of Series R Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2.8.2 to be declared on the Series R Preferred Stock shall have been declared.~~
~~(e) The holders of shares of Series R Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided in this Designation.~~
~~2.8.3~~	~~Voting Rights~~
~~The holders of shares of Series R Preferred Stock shall have the following voting rights:~~
~~(a) Each holder of Series R Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect for each share of Series R Preferred Stock held of record on each matter on which holders of the Common Stock or shareholders generally are entitled to vote, multiplied by the maximum number of votes per share that any holders of the Common Stock or shareholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).~~
~~(b) Except as otherwise provided in this Designation or by applicable law, the holders of shares of Series R Preferred Stock and the holders of shares of Common Stock and any other capital stock of the corporation having general voting rights shall vote together as one class for the election of directors of the corporation and on all other matters submitted to a vote of shareholders of the corporation.~~
~~(c) Except as provided in this Designation or by applicable law, holders of Series R Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth in this Designation) for authorizing or taking any corporate action.~~
~~2.8.4~~	~~Certain Restrictions~~
~~(a) Whenever quarterly dividends or other dividends or distributions payable on the Series R Preferred Stock as provided in Section 2.8.2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series R Preferred Stock outstanding shall have been paid in full, the corporation shall not:~~
~~(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series R Preferred Stock;~~
~~(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series R Preferred Stock, except dividends paid ratably on the Series R Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;~~
~~(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series R Preferred Stock; provided, however, that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series R Preferred Stock; or~~
~~(iv) redeem or purchase or otherwise acquire for consideration any shares of Series R Preferred Stock, or any shares of stock ranking on a parity with the Series R Preferred Stock, except in accordance with a purchase offer made in writing or by publication~~

B-2	ITRON, INC.	2025 PROXY STATEMENT

Appendix B
~~(as determined by the corporation's Board of Directors) to all holders of such shares upon such terms as the corporation's Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Preferred Stock classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.~~
~~(b) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (a) of this Section 2.8.4, purchase or otherwise acquire such shares at such time and in such manner.~~
~~2.8.5~~	~~Liquidation Rights~~
~~Upon the liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, no distribution shall be made to (a) the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series R Preferred Stock unless, prior thereto, the holders of shares of Series R Preferred Stock shall have received an amount equal to the greater of (i) $.01 per share and (ii) the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock or (b) the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series R Preferred Stock, except distributions made ratably on the Series R Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.~~
~~2.8.6~~	~~Consolidation, Merger, etc.~~
~~In case the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the then outstanding shares of Series R Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 2.8.6 and Section 2.8.2 appear to apply to a transaction, this Section 2.8.6 will control.~~
~~2.8.7~~	~~No Redemption; No Sinking Fund~~
~~(a) The shares of Series R Preferred Stock shall not be subject to redemption by the corporation or at the option of any holder of Series R Preferred Stock; provided, however, that the corporation may purchase or otherwise acquire outstanding shares of Series R Preferred Stock in the open market or by offer to any holder or holders of shares of Series R Preferred Stock.~~
~~(b) The shares of Series R Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.~~
~~2.8.8~~	~~Ranking~~
~~The Series R Preferred Stock shall rank junior to all other series of Preferred Stock of the corporation, unless the corporation's Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such Preferred Stock and the qualifications, limitations and restrictions thereof.~~
~~2.8.9~~	~~Fractional Shares~~
~~The Series R Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fractional share that is one one-hundredth (1/100th) of a share or any integral multiple of such fraction, and shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, exercise voting rights, participate in distributions and have the benefit of all other rights of holders of Series R Preferred Stock. In lieu of fractional shares, the corporation, prior to the first issuance of a share or a fractional share of Series R Preferred Stock, may elect to (a) make a cash payment as provided in the Rights Agreement for a fractional share other than one one-hundredth (1/100th) of a share or any integral multiple thereof or (b) issue depository receipts evidencing such authorized fractional share of Series R Preferred Stock pursuant to an appropriate agreement between the corporation and a depository selected by the corporation; provided, however, that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series R Preferred Stock.~~
~~2.8.10~~	~~Reacquired Shares~~
~~Any shares of Series R Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the corporation's Board of Directors pursuant to the provisions of Article 2 of the Amended and Restated Articles of Incorporation.~~

2025 PROXY STATEMENT	ITRON, INC.	B-3

Appendix B
~~2.8.11~~	~~Amendment~~
~~None of the powers, preferences and relative, participating, optional and other special rights of the Series R Preferred Stock as provided herein shall be amended in any manner that would alter or change the powers, preferences, rights or privileges of the holders of Series R Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series R Preferred Stock, voting as a separate class.~~
ARTICLE 3. REGISTERED OFFICE AND AGENT
The name of the registered agent of this corporation and the address of its registered office are as follows:
~~Lawco of Washington Inc.~~
~~1201 Third Avenue, 40th Floor~~
~~Seattle, Washington 98101-3099~~
National Registered Agents, Inc.
711 Capitol Way South, Suite 204
Olympia, Washington 98501-1267

B-4	ITRON, INC.	2025 PROXY STATEMENT

APPENDIX C
PROPOSAL 5 – AMENDMENT TO THE ITRON, INC. AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCLUDE INDEMNIFICATION PROVISIONS
If Proposal 5 is adopted and effected, Article 9 of the Articles would be amended as follows (additions are shown as double underlined and deletions are shown as struck through):
ARTICLE 9. LIMITATION OF DIRECTOR LIABILITY AND INDEMNIFICATION
9.1	Limitation of Liability
To the full extent that the Washington Business Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director.
9.2	Indemnification
This corporation shall indemnify, to the fullest extent permitted by law, any individual made a party to a proceeding because that individual is or was a Director or Officer of this corporation and shall advance or reimburse the expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitations in RCW 23B.08.510 through 23B.08.550 of the Washington Business Corporation Act or any successor provision, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by the Articles of Incorporation.
9.3	Change in Rights
Any amendments to or repeal of this Article 9 shall not adversely affect any right or protection of any individual because that individual is or was a Director or Officer of this corporation for or with respect to any acts or omissions of such ~~Director~~individual occurring prior to such amendment or repeal.

2025 PROXY STATEMENT	ITRON, INC.	C-1

APPENDIX D
NON-GAAP RECONCILIATION

TOTAL COMPANY RECONCILIATIONS	Year Ended December 31,
In thousands, except per share data	2024	2023
NON-GAAP NET INCOME & DILUTED EPS
GAAP net income attributable to Itron, Inc.	$239,105	$96,923
Amortization of intangible assets	17,828	18,918
Amortization of debt placement fees	5,314	3,489
Restructuring	2,679	43,989
Loss on sale of business	597	667
Strategic initiative	—	(5)
Acquisition and integration	723	144
Income tax effect of non-GAAP adjustments(1)	(6,446)	(10,339)
Non-GAAP net income attributable to Itron, Inc.	$259,800	$153,786

Non-GAAP diluted EPS	$5.62	$3.36

Non-GAAP weighted average common shares outstanding - Diluted	46,187	45,836

ADJUSTED EBITDA
GAAP net income attributable to Itron, Inc.	$239,105	$96,923
Interest income	(34,577)	(9,314)
Interest expense	15,379	8,349
Income tax provision	43,407	29,068
Depreciation and amortization	56,277	55,763
Restructuring	2,679	43,989
Loss on sale of business	597	667
Strategic initiative	—	(5)
Acquisition and integration	723	144
Adjusted EBITDA	$323,590	$225,584

(1)
The income tax effect of non-GAAP adjustments is calculated using the statutory tax rates for the relevant jurisdictions if no valuation allowance exists. If a valuation allowance exists, there is no tax impact to the non-GAAP adjustment.

2025 PROXY STATEMENT	ITRON, INC.	D-1

Itron

Publication # 102089CP-01

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VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 7, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 5, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ITRI2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 7, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 5, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61633-P20495 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ITRON, INC.

The Board of Directors recommends a vote FOR the nominee listed.

1. Election of Director:

Nominee	For	Against	Abstain
1a. Diana D. Tremblay	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3, 4, 5 and 6.

	For	Against	Abstain
2. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.	☐	☐	☐
3. Proposal to approve an amendment to Itron's Amended and Restated Articles of Incorporation to increase the authorized shares of common stock.	☐	☐	☐
4. Proposal to approve amendments to Itron's Amended and Restated Articles of Incorporation to make certain technical and administrative changes.	☐	☐	☐
5. Proposal to approve an amendment to Itron's Amended and Restated Articles of Incorporation to include indemnification provisions.	☐	☐	☐
6. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountant for 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 7, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 5, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ITRI2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 7, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 5, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61635-P20495 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ITRON, INC.

The Board of Directors recommends a vote FOR the nominee listed.

1. Election of Director:

Nominee	**For**	**Against**	**Abstain**
1a. Diana D. Tremblay	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3, 4, 5 and 6.

	For	**Against**	**Abstain**
2. Proposal to approve the advisory (non-binding) resolution relating to executive compensation.	☐	☐	☐
3. Proposal to approve an amendment to Itron's Amended and Restated Articles of Incorporation to increase the authorized shares of common stock.	☐	☐	☐
4. Proposal to approve amendments to Itron's Amended and Restated Articles of Incorporation to make certain technical and administrative changes.	☐	☐	☐
5. Proposal to approve an amendment to Itron's Amended and Restated Articles of Incorporation to include indemnification provisions.	☐	☐	☐
6. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountant for 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date